UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05603

Name of Fund: BlackRock Strategic Global Bond Fund, Inc.

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Strategic Global

            Bond Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2017

Date of reporting period: 06/30/2017

Item 1 – Report to Stockholders

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Strategic Global Bond Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended June 30, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. However, interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Aside from the shortest-term Treasury bills, most U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and economic uncertainty. Reflationary expectations accelerated after the U.S. election in November 2016 and continued into the beginning of 2017, stoked by expectations that the new administration’s policies would provide an extra boost to U.S. growth.

The Fed has responded to these positive developments by increasing interest rates three times in the last six months, setting expectations for additional interest rate increases and moving toward normalizing monetary policy. For its part, the European Central Bank also began to signal its intent to wind down asset purchases and begin the long move toward policy normalization, contingent upon further improvement in economic growth.

In recent months, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Similarly, renewed concern about oversupply has weighed on energy prices. Nonetheless, financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Although uncertainty has persisted, benign credit conditions, modest inflation and the outlook for economic growth have kept markets relatively tranquil.

In the fifth edition of our Global Investor Pulse Survey, we heard from 28,000 individuals across 18 countries, including more than 4,000 respondents from the United States. While retirement remains the single most important issue for American investors, only a third of respondents feel confident that they will have enough retirement income, and nearly 40% of respondents have yet to begin saving for retirement. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.34%	17.90%
U.S. small cap equities (Russell 2000® Index)	4.99	24.60
International equities (MSCI Europe, Australasia, Far East Index)	13.81	20.27
Emerging market equities (MSCI Emerging Markets Index)	18.43	23.75
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.31	0.49
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.08	(5.58)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.27	(0.31)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.26	(0.28)
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.92	12.69
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	3

Fund Summary as of June 30, 2017

Investment Objective

BlackRock Strategic Global Bond Fund, Inc.’s (the “Fund”) investment objective is to seek high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2017, the Fund outperformed its primary benchmark, the Bloomberg Barclays Global Aggregate Bond Index. For the same period, the Fund’s Class K Shares outperformed the custom benchmark, comprising 80% Bloomberg Barclays Global Aggregate ex EM Bond Index and 20% Bloomberg Barclays EM ex Korea Bond Index, while the Fund’s Investor A Shares performed in line with the custom benchmark and the Institutional, Investor C and Investor C1 Shares underperformed. The following discussion of relative performance pertains to the custom benchmark.

What factors influenced performance?

•

The most significant contributor to the Fund’s performance relative to the benchmark was the allocation to emerging markets, led by exposures to Mexico, Indonesia, Russia and Argentina. Overweight allocations to U.S. investment grade corporate bonds and securitized assets also contributed positively.

•

The Fund held derivatives for risk management purposes as well as to manage exposures, most notably financial futures contracts. The use of derivatives detracted from the Fund’s performance as interest rates declined through much of the period. The Fund added duration (and corresponding interest rate sensitivity) at the end of the period, as interest rates increased following hawkish comments from global central banks.

•

The most significant detractor from the Fund’s performance for the six months came from currency positioning, specifically underweight exposure to the euro and the Japanese yen. Additional detractors included an underweight stance with respect to duration and corresponding interest rate sensitivity, an allocation to inflation-protected bonds and an underweight to developed market bonds.

Describe recent portfolio activity.

•

During the first quarter of 2017, the Fund maintained an underweight allocation to developed market interest rates while favoring an overweight position in emerging markets. This stance was based on the view that, on a relative value basis, emerging markets provided a better opportunity to generate yield and total return. In addition, the sector was benefiting from strong flows, improving fundamentals, and higher yields relative to developed markets. The Fund also favored corporate credits as these securities tend to provide higher yields than government bonds and would benefit from implementation of the new administration’s pro-growth agenda. In currencies, the Fund favored an overweight allocation to the U.S. dollar and increased its underweight to the Japanese yen. The Fund also maintained an overweight allocation to emerging market currencies and reduced the allocation to inflation-protected securities.

•

Entering the second quarter of 2017, the investment adviser’s conviction on the outlook for global reflation began to fade. Inflation data started to slow, global growth began to plateau, and volatility was very low. The Fund extended its duration stance as a way to increase the income generated and as a means to manage risk against a rise in volatility. The Fund also continued to increase the allocation to emerging markets, and increased the allocation to corporate credits. Late in the period, following the strong rally of the euro in the wake of the European Central Bank’s June meeting, the Fund decreased its allocation to the euro relative to the U.S. dollar.

Describe portfolio positioning at period end.

•

The Fund was underweight in duration, overweight in emerging market bonds and currencies, and underweight in European government bonds. The Fund was also overweight in corporate credits and inflation-protected securities in the United States, Italy and Japan. The Fund’s currency allocation favored exposures to the U.S. dollar relative to the euro and the Japanese yen.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund mainly invests in bonds and other fixed income securities that periodically pay interest or dividends. The Fund’s total returns prior to September 1, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock World Income Fund, Inc.

[3]

An unmanaged index that is a measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Performance Summary for the Period Ended June 30, 2017

				Average Annual Total Returns[2,4]
				1 Year		5 Years			10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge		w/sales charge	w/o sales charge		w/sales charge
Institutional	3.79%	3.33%	4.87%	1.75%	N/A	2.84%		N/A	3.94%		N/A
Investor A	3.38	2.91	4.92	1.50	(2.56)%	2.60		1.77%	3.72		3.30%
Investor C	2.78	2.18	4.54	0.74	(0.25)	1.82		1.82	2.94		2.94
Investor C1	2.97	2.02	4.64	1.11	N/A	2.01		N/A	3.12		N/A
Class K	3.83	3.48	5.08	1.80	N/A	2.88		N/A	3.99		N/A
Bloomberg Barclays Global Aggregate Bond Index	—	—	4.41	(2.18)	N/A	0.78		N/A	3.69		N/A
Custom Benchmark[5]	—	—	4.95	(1.02)	N/A	—	[6]	N/A	—	[6]	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.

[5]	A customized performance benchmark comprised of 80% Bloomberg Barclays Global Aggregate ex EM Bond Index and 20% Bloomberg Barclays EM ex Korea Bond Index.

[6]	Returns not in effect during this period.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	5

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[7]	Ending Account Value June 30, 2017	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,048.70	$4.15	$2.99	$1,000.00	$1,020.67	$4.10	$1,021.81	$2.95
Investor A	$1,000.00	$1,049.20	$5.47	$4.26	$1,000.00	$1,019.39	$5.39	$1,020.57	$4.20
Investor C	$1,000.00	$1,045.40	$9.20	$8.09	$1,000.00	$1,015.73	$9.07	$1,016.81	$7.98
Investor C1	$1,000.00	$1,046.40	$8.15	$7.03	$1,000.00	$1,016.76	$8.03	$1,017.85	$6.94
Class K	$1,000.00	$1,050.80	$3.96	$2.74	$1,000.00	$1,020.87	$3.90	$1,022.06	$2.70

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio (0.82% for Institutional, 1.07% for Investor A, 1.82% for Investor C, 1.61% for Investor C1 and 0.77% for Class K), multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio (0.59% for Institutional, 0.84% for Investor A, 1.59% for Investor C, 1.39% for Investor C1 and 0.54% for Class K), multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

6	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to November 13, 2015, Class K Shares performance results are those of Institutional Shares restated to reflect Class K Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On June 23, 2015, all issued and outstanding Investor B Shares of the Fund were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. These shares are only available for dividend and capital gain reinvestment by existing shareholders and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at NAV on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	7

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

8	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Portfolio Information

As of June 30, 2017

Portfolio Composition	Percent of Total Investments
Foreign Agency Obligations	43%
Corporate Bonds	26
U.S. Government Sponsored Agency Securities	15
U.S. Treasury Obligations	13
Short-Term Securities	6
Non-Agency Mortgage-Backed Securities	3
Municipal Bonds	2
Preferred Securities	1
Investment Companies	1
Other[1]	—
Borrowed Bonds	(5)
TBA Sale Commitments	(5)

[1]	Includes a less than 1% holding in each of the following investment types: Common Stocks, Asset-Backed Securities, Options Purchased, Written Options and Warrants.

Geographic Allocation	Percent of Total Investments
United States	44%
Russia	6
Italy	6
United Kingdom	5
Argentina	5
Turkey	4
Indonesia	3
Japan	3
France	2
Netherlands	2
Brazil	2
South Africa	1
Mexico	1
Spain	1
Other[2]	15

[2]	Includes holdings within countries that are 1% or less of total investments. Please refer to the Consolidated Schedule of Investments for such countries.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	9

Consolidated Schedule of Investments June 30, 2017 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
United States — 0.1%
Bank of America Corp.		3,425	$83,090
Citigroup, Inc.		420	28,090
Goldman Sachs Group, Inc.		105	23,300
HealthSouth Corp.		122	5,905
JPMorgan Chase & Co.		503	45,974
Total Common Stocks — 0.1%			186,359

Asset-Backed Securities — 0.1%		Par (000)
United States — 0.1%
Navient Private Education Loan Trust, Series 2016-AA, Class B, 3.50%, 12/16/58 (a)(b)	USD	125	113,548

Corporate Bonds
Argentina — 0.9%
Arcor SAIC, 6.00%, 7/06/23 (b)		97	103,063
Cia Latinoamericana de Infraestructura & Servicios SA, 9.50%, 7/20/23 (b)		11	11,404
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 7/27/23 (b)		240	262,200
Genneia SA, 8.75%, 1/20/22 (b)		77	81,875
Pampa Energia SA, 7.50%, 1/24/27 (b)		155	161,752
Petrobras Argentina SA, 7.38%, 7/21/23 (b)		178	187,744
Tarjeta Naranja SA, 22.44%, 4/11/22 (a)(b)		316	323,900
YPF SA (b):
8.88%, 12/19/18		305	326,777
8.50%, 3/23/21		39	43,379

			1,502,094
Australia — 0.1%
CNOOC Curtis Funding No. 1 Property Ltd., 4.50%, 10/03/23 (b)		220	235,441
Austria — 0.4%
Bahia Sul Holdings GmbH, 5.75%, 7/14/26 (b)		320	331,200
Raiffeisen Bank International AG, 4.50%, 2/21/25 (a)	EUR	200	240,331

			571,531
Brazil — 0.6%
Petrobras Global Finance BV, 5.38%, 1/27/21 (c)	USD	919	934,347
British Virgin Islands — 0.6%
Central American Bottling Corp., 5.75%, 1/31/27 (b)		67	70,779
Huarong Finance Co. Ltd., 4.00%, 7/17/19		200	203,823

Corporate Bonds	Par (000)		Value
British Virgin Islands (continued)
Sinopec Group Overseas Development 2015 Ltd.:
2.50%, 4/28/20	USD	240	$241,130
3.25%, 4/28/25		200	196,571
State Grid Overseas Investment 2014 Ltd., 2.75%, 5/07/19		200	201,840

			914,143
Canada — 0.5%
Enbridge, Inc. (d):
2.90%, 7/15/22		45	44,910
3.70%, 7/15/27		273	272,798
Stoneway Capital Corp., 10.00%, 3/01/27 (b)		232	244,834
TELUS Corp., 3.70%, 9/15/27		120	121,399
Transcanada Trust, Series 16-A, 5.88%, 8/15/76 (a)		57	61,856

			745,797
Cayman Islands — 0.8%
Azure Orbit II International Finance Ltd., 3.38%, 4/25/19		200	203,207
China Overseas Finance Cayman II Ltd., 5.50%, 11/10/20		100	108,095
Saudi Electricity Global Sukuk Co., 4.21%, 4/03/22		200	211,484
Suzano Trading Ltd., 5.88%, 1/23/21 (b)		174	184,440
Tecnoglass, Inc., 8.20%, 1/31/22 (b)		200	210,250
Vale Overseas Ltd.:
5.88%, 6/10/21		100	107,350
4.38%, 1/11/22		75	76,335
6.88%, 11/21/36		50	53,625
XLIT Ltd., 2.30%, 12/15/18		40	40,176

			1,194,962
Chile — 0.6%
Banco Santander Chile, 1.00%, 7/31/17	CHF	50	52,195
Celeo Redes Operacion Chile SA, 5.20%, 6/22/47 (b)	USD	232	234,900
Cencosud SA, 5.50%, 1/20/21 (b)		150	164,161
Corp. Nacional del Cobre de Chile, 3.88%, 11/03/21 (b)		200	208,817
Empresa Nacional de Electricidad SA, 4.25%, 4/15/24		50	51,902
GNL Quintero SA, 4.63%, 7/31/29 (b)		200	207,500

			919,475
Colombia — 0.2%
Ecopetrol SA:
5.88%, 9/18/23		200	218,700
4.13%, 1/16/25		100	98,000

			316,700

Portfolio Abbreviations

AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
BUBOR	Budapest Interbank Offered Rate
BZDIOVER	Brazil Interbank Deposit Rate
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
ETF	Exchange-Traded Fund

EUR	Euro
GBP	British Pound
GO	General Obligation Bonds
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli New Shekel
JPY	Japanese Yen
KRW	South Korean Won
LIBOR	London Interbank Offered Rate
MBS	Mortgage-Backed Security
MXIBTIIE	Mexico Interbank TIIE 28 Day Rate
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar

OTC	Over-the-Counter
PEN	Peruvian Sol
PHP	Philippine Peso
PRIBOR	Prague Interbank Offered Rate
PLN	Polish Zloty
RB	Revenue Bonds
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
STIBOR	Stockholm Interbank Offered Rate
THB	Thai Baht
TRY	Turkish Lira
USD	U.S. Dollar
WIBOR	Warsaw Interbank Offered Rate
ZAR	South African Rand

See Notes to Consolidated Financial Statements.

10	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)

Corporate Bonds	Par (000)		Value
France — 1.1%
Altarea SCA, 2.25%, 7/05/24 (d)	EUR	200	$225,552
BNP Paribas SA (b):
2.95%, 5/23/22	USD	200	201,991
3.80%, 1/10/24		200	208,284
4.63%, 3/13/27 (c)		395	416,533
Casino Guichard Perrachon SA:
1.87%, 6/13/22	EUR	100	115,362
4.50%, 3/07/24		100	127,904
Gecina SA, 2.00%, 6/30/32		100	113,039
HSBC Holdings PLC, 2.65%, 1/05/22 (c)	USD	320	319,262
mFinance France SA, 2.38%, 4/01/19	EUR	25	29,643

			1,757,570
Hong Kong — 0.2%
CITIC Ltd., 6.63%, 4/15/21	USD	100	112,985
ICBCIL Finance Co. Ltd., 2.13%, 9/29/19		200	197,476

			310,461
India — 0.1%
ICICI Bank Ltd., 5.75%, 11/16/20		100	109,180
ONGC Videsh Ltd., 2.75%, 7/15/21	EUR	100	121,212

			230,392
Indonesia — 0.1%
Pertamina Persero PT, 5.25%, 5/23/21	USD	200	216,542
Ireland — 0.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 5.00%, 10/01/21		325	351,724
Fresenius Finance Ireland PLC, 2.13%, 2/01/27	EUR	25	29,274
Johnson Controls International PLC, 4.50%, 2/15/47	USD	13	13,818

			394,816
Italy — 0.2%
Leonardo SpA, 1.50%, 6/07/24	EUR	133	149,879
UniCredit SpA, 4.38%, 1/03/27 (a)		100	120,628

			270,507
Ivory Coast — 0.1%
Petrobras Global Finance BV, 5.75%, 1/20/20	USD	88	91,318
Japan — 0.3%
Mizuho Financial Group, Inc., 2.95%, 2/28/22		299	301,574
Sumitomo Mitsui Trust Bank Ltd., 2.05%, 3/06/19 (b)		202	201,999

			503,573
Jersey — 0.4%
UBS Group Funding Jersey Ltd. (b):
3.00%, 4/15/21		250	253,834
2.65%, 2/01/22 (c)		400	399,151

			652,985
Luxembourg — 0.5%
Actavis Funding SCS, 3.80%, 3/15/25		220	227,557
Allergan Funding SCS:
1.25%, 6/01/24	EUR	175	198,840
2.13%, 6/01/29		175	199,636
Rumo Luxembourg Sarl, 7.38%, 2/09/24 (b)	USD	211	216,718

			842,751
Malaysia — 0.1%
Petronas Global Sukuk Ltd., 2.71%, 3/18/20		200	202,412
Mexico — 0.9%
America Movil SAB de C.V.:
3.00%, 7/12/21	EUR	100	124,620

Corporate Bonds	Par (000)		Value
Mexico (continued)
America Movil SAB de C.V. (continued):
5.75%, 6/28/30	GBP	50	$83,480
6.38%, 3/01/35	USD	50	61,739
Banco Inbursa SA Institucion de Banca Multiple, 4.38%, 4/11/27 (b)		177	177,035
Grupo Bimbo SAB de C.V., 4.50%, 1/25/22		100	106,872
Grupo Televisa SAB, 8.50%, 3/11/32		50	64,656
Petroleos Mexicanos:
6.38%, 2/04/21		100	108,230
1.88%, 4/21/22	EUR	100	112,856
4.63%, 9/21/23	USD	263	266,156
4.88%, 1/18/24		190	192,451
6.88%, 8/04/26		60	66,480

			1,364,575
Netherlands — 2.5%
ABN AMRO Bank NV, 4.40%, 3/27/28 (a)		200	204,894
ASML Holding NV, 1.63%, 5/28/27	EUR	100	114,851
Bharti Airtel International Netherlands BV, 3.38%, 5/20/21		100	123,737
Enel Finance International NV (b):
3.63%, 5/25/27	USD	425	420,896
4.75%, 5/25/47		200	205,792
ING Groep NV, 3.15%, 3/29/22		325	331,190
Majapahit Holding BV, 7.75%, 1/20/20		100	111,750
NXP BV/NXP Funding LLC, 4.13%, 6/01/21 (b)		300	315,900
Petrobras Global Finance BV:
4.88%, 3/17/20		77	78,548
8.38%, 5/23/21 (c)		1,172	1,311,913
6.13%, 1/17/22		87	89,741
8.75%, 5/23/26		20	23,000
7.38%, 1/17/27 (c)		406	429,548
7.25%, 3/17/44		122	119,957
Volkswagen International Finance NV, 1.88%, 3/30/27	EUR	100	114,063

			3,995,780
Peru — 0.4%
Banco de Credito del Peru, 4.25%, 4/01/23	USD	75	79,500
Petroleos del Peru SA (b):
4.75%, 6/19/32		400	397,000
5.63%, 6/19/47		232	234,320

			710,820
South Korea — 0.1%
Korea Gas Corp., 1.88%, 7/18/21		200	194,031
Spain — 0.2%
Bankia SA, 3.38%, 3/15/27 (a)	EUR	100	116,174
CaixaBank SA, 3.50%, 2/15/27 (a)		100	119,273

			235,447
Switzerland — 0.6%
Credit Suisse Group AG, 3.57%, 1/09/23 (b)	USD	250	256,184
Credit Suisse, New York, 5.40%, 1/14/20		85	91,277
UBS AG, 2.20%, 6/08/20 (b)		200	200,141
UBS Group Funding Switzerland AG (b):
3.49%, 5/23/23		250	255,776
4.25%, 3/23/28		200	208,946

			1,012,324
United Kingdom — 2.3%
Aon PLC, 4.75%, 5/15/45		85	91,970
AstraZeneca PLC, 2.38%, 6/12/22		184	183,567
Barclays PLC:
3.68%, 1/10/23		230	235,993
5.20%, 5/12/26 (c)		200	210,381

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	11

Consolidated Schedule of Investments (continued)

Corporate Bonds	Par (000)		Value
United Kingdom (continued)
Barclays PLC (continued):
4.84%, 5/09/28	USD	200	$204,458
Lloyds Banking Group PLC:
3.10%, 7/06/21		200	203,153
3.00%, 1/11/22		290	292,864
Reckitt Benckiser Treasury Services PLC (b):
2.75%, 6/26/24		500	495,757
3.00%, 6/26/27		500	493,387
Royal Bank of Scotland Group PLC:
2.65%, 5/15/23 (a)		243	244,968
3.50%, 5/15/23 (a)		200	201,297
3.88%, 9/12/23		253	258,341
Santander UK PLC, 5.00%, 11/07/23 (b)		200	214,404
Trinity Acquisition PLC:
4.63%, 8/15/23		125	133,986
4.40%, 3/15/26		110	114,864

			3,579,390
United States — 17.3%
AbbVie, Inc.:
2.85%, 5/14/23		115	114,743
4.70%, 5/14/45		45	47,819
Actavis Funding SCS, 3.00%, 3/12/20		275	280,835
Air Lease Corp.:
2.63%, 7/01/22		131	129,839
3.00%, 9/15/23		200	198,849
3.63%, 4/01/27		40	40,004
American International Group, Inc., 3.75%, 7/10/25		85	86,579
American Tower Corp.:
2.80%, 6/01/20 (c)		440	445,979
3.30%, 2/15/21		32	32,836
2.25%, 1/15/22		171	166,737
3.50%, 1/31/23		155	158,965
3.55%, 7/15/27		222	220,131
Analog Devices, Inc.:
3.50%, 12/05/26 (c)		355	357,764
4.50%, 12/05/36		15	15,543
5.30%, 12/15/45		135	154,629
Anheuser-Busch InBev Finance, Inc.:
3.65%, 2/01/26		250	257,568
4.00%, 1/17/43		45	45,055
Apache Corp., 2.63%, 1/15/23		45	43,920
Apple, Inc.:
3.35%, 2/09/27		79	80,764
3.20%, 5/11/27 (c)		700	708,176
3.85%, 8/04/46		115	114,921
4.25%, 2/09/47		196	207,881
Applied Materials, Inc.:
3.30%, 4/01/27		91	92,479
4.35%, 4/01/47		48	50,948
Arrow Electronics, Inc., 3.88%, 1/12/28		39	38,675
AT&T, Inc.:
4.25%, 3/01/27		175	180,942
2.35%, 9/04/29	EUR	175	197,638
5.25%, 3/01/37	USD	84	89,492
4.75%, 5/15/46		190	186,315
Atmos Energy Corp.:
3.00%, 6/15/27		85	84,435
4.13%, 10/15/44		34	35,782
Autodesk, Inc., 3.50%, 6/15/27		119	117,023
Bank of America Corp.:
2.88%, 4/24/23 (a)		250	250,462
4.00%, 4/01/24		40	41,915
3.88%, 8/01/25		40	41,380
4.45%, 3/03/26		30	31,222

Corporate Bonds	Par (000)		Value
United States (continued)
Bank of America Corp. (continued):
3.25%, 10/21/27	USD	164	$158,479
3.82%, 1/20/28 (a)		85	86,476
3.71%, 4/24/28 (a)		210	211,538
4.24%, 4/24/38 (a)		145	150,779
5.00%, 1/21/44		40	45,218
Series L, 3.95%, 4/21/25		40	40,530
Bank of New York Mellon Corp., 3.44%, 2/07/28 (a)		165	167,439
Becton Dickinson & Co., 2.89%, 6/06/22		88	88,275
Broadcom Corp./Broadcom Cayman Finance Ltd. (b)(c):
2.38%, 1/15/20		502	502,729
3.00%, 1/15/22		438	441,915
Capital One Financial Corp., 3.75%, 3/09/27		65	64,764
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/26 (b)		30	32,100
CF Industries, Inc., 4.50%, 12/01/26 (b)		135	138,801
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 7/23/20		135	139,506
4.91%, 7/23/25		70	75,622
3.75%, 2/15/28 (b)(d)		250	246,311
6.48%, 10/23/45		115	138,025
5.38%, 5/01/47 (b)(d)		290	306,804
Cheniere Corpus Christi Holdings LLC, 5.13%, 6/30/27 (b)		250	256,250
Cigna Corp., 3.25%, 4/15/25		60	60,234
Cimarex Energy Co., 3.90%, 5/15/27		95	95,520
Citigroup, Inc.:
2.75%, 4/25/22 (c)		335	334,470
2.28%, 5/17/24 (a)(c)		375	374,615
3.20%, 10/21/26		100	97,252
3.89%, 1/10/28 (a)		181	183,944
4.13%, 7/25/28		207	210,131
4.75%, 5/18/46		95	99,721
Citizens Bank NA/Providence, 1.77%, 5/26/20 (a)(c)		350	350,312
CNOOC Finance 2015 USA LLC, 3.50%, 5/05/25		200	200,032
Comcast Corp., 3.40%, 7/15/46		60	54,636
Crown Castle International Corp.:
3.40%, 2/15/21		8	8,215
2.25%, 9/01/21		65	63,947
5.25%, 1/15/23		25	27,771
4.75%, 5/15/47		85	86,498
DaVita, Inc., 5.13%, 7/15/24		45	45,675
Devon Energy Corp.:
4.00%, 7/15/21		45	46,376
5.00%, 6/15/45		100	101,024
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (b):
3.48%, 6/01/19		25	25,584
4.42%, 6/15/21		25	26,355
5.45%, 6/15/23		25	27,129
6.02%, 6/15/26		35	38,553
8.35%, 7/15/46		90	116,152
Discover Financial Services, 4.10%, 2/09/27		104	104,180
Discovery Communications LLC:
4.95%, 5/15/42		50	46,662
4.88%, 4/01/43		55	51,350
Dominion Energy, Inc., 2.58%, 7/01/20		39	39,201
Duke Energy Corp.:
3.55%, 9/15/21		90	93,654
3.75%, 9/01/46		21	19,950

See Notes to Consolidated Financial Statements.

12	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)

Corporate Bonds	Par (000)		Value
United States (continued)
DXC Technology Co. (b):
4.25%, 4/15/24	USD	95	$98,290
4.75%, 4/15/27		135	140,762
Eaton Corp.:
2.75%, 11/02/22		25	25,136
4.15%, 11/02/42		45	46,028
Emera US Finance LP, 2.15%, 6/15/19		43	42,960
Energy Transfer Partners LP:
4.90%, 3/15/35		45	43,758
6.05%, 6/01/41		45	47,868
Enterprise Products Operating LLC, 4.45%, 2/15/43		100	99,378
Exelon Corp.:
2.45%, 4/15/21		76	75,791
3.50%, 6/01/22		80	81,731
FedEx Corp.:
4.75%, 11/15/45		118	127,424
4.55%, 4/01/46		22	23,109
Ford Motor Co., 5.29%, 12/08/46		101	103,658
Forest Laboratories LLC, 5.00%, 12/15/21 (b)		90	98,262
GATX Corp., 3.85%, 3/30/27		32	32,205
General Electric Co., 1.50%, 5/17/29	EUR	100	112,748
General Motors Financial Co., Inc.:
3.50%, 7/10/19	USD	70	71,627
3.20%, 7/06/21		122	123,371
Georgia Power Co., 3.25%, 3/30/27		85	84,741
Gilead Sciences, Inc., 4.15%, 3/01/47		220	221,026
Goldman Sachs Group, Inc.:
2.35%, 11/15/21		256	252,556
3.50%, 11/16/26		143	142,242
3.85%, 1/26/27		122	124,112
Great Plains Energy, Inc., 3.90%, 4/01/27		70	70,814
Harris Corp., 2.70%, 4/27/20		265	267,744
HCA, Inc., 5.50%, 6/15/47		116	120,060
HD Supply, Inc., 5.75%, 4/15/24 (b)		50	53,125
Hess Corp., 5.80%, 4/01/47		55	55,457
Humana, Inc.:
3.95%, 3/15/27		40	41,686
4.80%, 3/15/47		35	38,569
Hyundai Capital America (b):
2.55%, 4/03/20		142	141,645
3.10%, 4/05/22		305	305,805
JPMorgan Chase & Co.:
2.78%, 4/25/23 (a)(c)		630	631,131
2.70%, 5/18/23		165	163,191
2.38%, 10/24/23 (a)(c)		335	340,036
3.63%, 5/13/24		155	159,861
3.22%, 3/01/25 (a)		300	300,564
3.78%, 2/01/28 (a)		165	168,732
3.54%, 5/01/28 (a)		230	230,696
Kinder Morgan, Inc., 5.55%, 6/01/45		300	317,917
Lam Research Corp.:
2.75%, 3/15/20		200	202,546
2.80%, 6/15/21		175	177,519
3.80%, 3/15/25		42	42,884
Marsh & McLennan Cos., Inc.:
3.30%, 3/14/23		10	10,277
4.35%, 1/30/47		16	17,099
Massachusetts Mutual Life Insurance Co., 4.90%, 4/01/77 (b)		68	72,699
Microsoft Corp.:
3.30%, 2/06/27		150	154,511
4.50%, 2/06/57		100	110,100
Monsanto Co., 3.95%, 4/15/45		30	28,364
Morgan Stanley:
1.88%, 1/05/18		85	85,101

Corporate Bonds	Par (000)		Value
United States (continued)
Morgan Stanley (continued):
2.80%, 6/16/20	USD	125	$126,818
2.50%, 4/21/21		101	100,922
2.63%, 11/17/21		217	216,680
2.75%, 5/19/22		250	249,946
2.55%, 10/24/23 (a)		250	254,341
3.88%, 1/27/26		66	67,946
3.63%, 1/20/27		135	135,971
4.38%, 1/22/47		215	224,289
MPLX LP:
4.13%, 3/01/27		44	44,150
5.20%, 3/01/47		103	106,077
Newell Brands, Inc., 4.20%, 4/01/26		115	122,106
Newmont Mining Corp., 4.88%, 3/15/42		90	95,097
NextEra Energy Capital Holdings, Inc., 3.55%, 5/01/27		101	102,604
NiSource Finance Corp.:
3.49%, 5/15/27		226	227,555
4.38%, 5/15/47 (c)		350	360,880
Northern Trust Corp., 3.38%, 5/08/32 (a)		55	54,976
NVIDIA Corp., 3.20%, 9/16/26		196	194,340
Oracle Corp., 4.13%, 5/15/45		90	92,528
Pemex Project Funding Master Trust, 6.63%, 6/15/35		150	155,063
Penske Truck Leasing Co. LP/PTL Finance Corp. (b):
3.40%, 11/15/26		74	72,718
4.20%, 4/01/27		285	294,420
Pitney Bowes, Inc., 3.88%, 5/15/22 (c)		383	382,902
Principal Financial Group, Inc.:
3.10%, 11/15/26		35	34,487
4.30%, 11/15/46		24	24,966
Reliance Holding USA, Inc., 5.40%, 2/14/22		250	273,844
Reynolds American, Inc.:
4.00%, 6/12/22		135	143,054
4.45%, 6/12/25		250	267,838
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 5.75%, 10/15/20		30	30,700
RPM International, Inc., 3.75%, 3/15/27		135	137,186
Sabine Pass Liquefaction LLC:
5.63%, 4/15/23		310	344,597
5.63%, 3/01/25		65	71,699
4.20%, 3/15/28 (b)		59	59,608
Sherwin-Williams Co., 3.13%, 6/01/24		29	29,147
Southern Copper Corp., 5.88%, 4/23/45		60	64,145
Spectrum Brands, Inc., 5.75%, 7/15/25		10	10,726
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 3/20/23 (b)		200	201,750
Tesoro Corp., 5.13%, 12/15/26 (b)		200	217,644
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.25%, 1/15/25		300	315,000
Time Warner Cable, Inc.:
8.25%, 4/01/19		45	49,642
4.50%, 9/15/42		45	42,817
Time Warner, Inc.:
3.40%, 6/15/22		175	179,821
3.80%, 2/15/27		120	120,811
4.65%, 6/01/44		7	6,923
4.85%, 7/15/45		78	80,315
United Technologies Corp.:
3.13%, 5/04/27		135	135,505
4.05%, 5/04/47		53	54,288
US Bancorp, Series X, 3.15%, 4/27/27		230	230,384

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	13

Consolidated Schedule of Investments (continued)

Corporate Bonds	Par (000)			Value
United States (continued)
Verizon Communications, Inc.:
1.72%, 5/22/20 (a)(c)	USD	400		$400,300
4.40%, 11/01/34		45		44,589
4.13%, 8/15/46		125		111,250
5.50%, 3/16/47		145		158,509
4.52%, 9/15/48		90		85,148
Viacom, Inc., 4.38%, 3/15/43		70		62,223
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44		65		69,170
Wells Fargo & Co.:
2.11%, 2/11/22 (a)(c)		295		297,496
3.07%, 1/24/23		150		152,101
4.48%, 1/16/24		125		133,981
3.30%, 9/09/24		120		121,718
3.00%, 10/23/26		85		82,769
3.58%, 5/22/28 (a)		229		231,435
4.40%, 6/14/46		45		45,558
4.75%, 12/07/46		132		140,933
Williams Partners LP, 3.75%, 6/15/27		200		197,965
Xilinx, Inc., 2.95%, 6/01/24		87		87,235
ZF North America Capital, Inc., 2.75%, 4/27/23	EUR	100		122,615

				27,550,086
Total Corporate Bonds — 32.4%				51,450,270

Foreign Agency Obligations
Argentina — 4.7%
Argentina Bogar Bonds, 2.00%, 2/04/18 (a)	ARS	86		2,762
Argentina Bonar Bonds:
9.00%, 11/29/18	USD	—	(e)	361
7.63%, 4/18/37		86		88,879
Argentina POM Politica Monetaria, 19.75%, 6/21/20 (a)	ARS	5,700		355,950
Argentine Bonos del Tesoro:
22.75%, 3/05/18		9,626		579,845
21.20%, 9/19/18		13,492		814,483
2.25%, 4/28/20		715		47,747
18.20%, 10/03/21		781		47,541
16.00%, 10/17/23		2,166		139,727
Argentine Republic Government International Bond:
6.25%, 4/22/19 (c)	USD	2,579		2,701,502
5.63% 1/26/22 (c)		929		951,296
7.82%, 12/31/33	EUR	1,090		1,320,121
7.13%, 6/28/49 (d)	USD	125		113,437
7.13%, 6/28/2117 (b)(d)		282		255,915

				7,419,566
Australia — 0.8%
Australia Government Bond:
3.25%, 10/21/18	AUD	100		78,439
4.50%, 4/15/20		270		221,969
2.00%, 12/21/21		210		160,442
5.75%, 7/15/22		320		287,452
2.75%, 4/21/24		130		102,034
4.75%, 4/21/27		220		200,251
2.25%, 5/21/28		90		66,236
3.75%, 4/21/37		80		66,525

				1,183,348
Brazil — 1.8%
Brazil Letras do Tesouro Nacional (f):
10.00%, 1/01/19	BRL	4,000		1,062,445
0.00%, 7/01/20		2,000		455,738

Foreign Agency Obligations	Par (000)		Value
Brazil (continued)
Brazil Notas do Tesouro Nacional:
10.00%, 1/01/19	BRL	1,000	$291,010
10.00%, 1/01/21		1,500	430,391
10.00%, 1/01/25		2,200	614,886

			2,854,470
Bulgaria — 0.1%
Bulgaria Government International Bond, 2.00%, 3/26/22	EUR	100	122,473
Canada — 0.5%
Canadian Government Bond:
5.75%, 6/01/33	CAD	170	198,309
5.00%, 6/01/37		90	102,152
4.00%, 6/01/41		280	290,185
3.50%, 12/01/45		60	59,219
2.75%, 12/01/48		120	105,490

			755,355
Chile — 0.1%
Chile Government International Bond, 3.13%, 1/21/26	USD	107	109,135
China — 0.3%
China Development Bank Corp., 1.63%, 6/22/19		200	197,590
Export-Import Bank of China, 2.00%, 4/26/21		200	195,895

			393,485
Colombia — 1.0%
Colombia Government International Bond:
11.75%, 2/25/20		9	11,160
4.38%, 7/12/21		620	659,680
5.63%, 2/26/44		200	218,600
Colombian TES:
7.00%, 9/11/19	COP	400,000	135,820
7.00%, 5/04/22		570,000	195,537
10.00%, 7/24/24		480,000	191,972
6.00%, 4/28/28		390,000	122,010
7.75%, 9/18/30		220,000	78,323

			1,613,102
Czech Republic — 0.3%
Czech Republic Government Bond:
4.60%, 8/18/18	CZK	1,000	46,132
1.50%, 10/29/19		2,500	113,526
4.70%, 9/12/22		1,800	97,411
5.70%, 5/25/24		2,800	167,148
2.50%, 8/25/28		1,400	70,156
4.20%, 12/04/36		500	31,462

			525,835
Denmark — 0.2%
Denmark Government Bond:
4.00%, 11/15/19	DKK	700	118,622
1.50%, 11/15/23		200	33,436
1.75%, 11/15/25		500	85,471
4.50%, 11/15/39		450	114,728

			352,257
Egypt — 0.6%
Egypt Government International Bond:
5.75%, 4/29/20	USD	426	437,106
8.50%, 1/31/47		223	240,382
8.50%, 1/31/47 (b)		200	215,590

			893,078

See Notes to Consolidated Financial Statements.

14	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)

Foreign Agency Obligations	Par (000)		Value
France — 1.8%
France Government Bond OAT:
0.01%, 5/25/20	EUR	400	$461,634
0.25%, 11/25/20		150	174,527
2.25%, 10/25/22		500	638,970
2.25%, 5/25/24		130	168,573
0.50%, 5/25/25		260	297,562
2.50%, 5/25/30		40	53,399
1.50%, 5/25/31		190	225,798
5.75%, 10/25/32		100	186,607
1.25%, 5/25/36 (b)		150	164,691
4.00%, 10/25/38		100	166,260
4.50%, 4/25/41		50	89,805
3.25%, 5/25/45		95	144,100
4.00%, 4/25/60		60	109,057

			2,880,983
Germany — 0.8%
Bundesrepublik Deutschland:
2.00%, 8/15/23		100	128,510
1.00%, 8/15/25		130	157,659
0.25%, 2/15/27		343	383,509
4.75%, 7/04/34		120	220,177
4.25%, 7/04/39		190	352,414
2.50%, 8/15/46		55	81,926

			1,324,195
Greece — 0.1%
Hellenic Republic Government Bond (g):
4.30%, 2/24/23		12	12,896
4.30%, 2/24/24		12	12,660
4.30%, 2/24/25		12	12,506
4.30%, 2/24/26		12	12,360
4.30%, 2/24/27		12	12,204
4.30%, 2/24/28		12	11,799
4.30%, 2/24/29		12	11,420
4.30%, 2/24/30		12	11,164
4.30%, 2/24/31		12	10,981
4.30%, 2/24/32		12	10,848
4.30%, 2/24/33		12	10,670
4.30%, 2/24/34		12	10,519
4.30%, 2/24/35		12	10,367
4.30%, 2/24/36		12	10,248
4.30%, 2/24/37		12	10,137
4.30%, 2/24/38		12	10,078
4.30%, 2/24/39		12	10,046
4.30%, 2/24/40		12	10,046
4.30%, 2/24/41		12	10,033
4.30%, 2/24/42		12	10,036

			221,018
Hungary — 0.4%
Hungary Government Bond:
3.50%, 6/24/20	HUF	40,000	160,391
2.50%, 10/27/21		35,000	135,962
3.00%, 6/26/24		30,000	114,881
Hungary Government International Bond, 5.38%, 3/25/24	USD	200	225,143

			636,377
India — 0.1%
Export-Import Bank of India, 3.13%, 7/20/21		200	201,798
Indonesia — 3.7%
Indonesia Government International Bond:
7.88%, 4/15/19	IDR	2,000,000	153,855
5.88%, 3/13/20	USD	310	338,856
2.88%, 7/08/21	EUR	100	122,450

Foreign Agency Obligations	Par (000)		Value
Indonesia (continued)
Indonesia Government International Bond (continued):
3.38%, 4/15/23	USD	350	$351,435
4.75%, 1/08/26		200	214,671
7.00%, 5/15/27	IDR	21,193,000	1,610,048
Indonesia Treasury Bond:
8.38%, 3/15/24		7,229,000	588,855
8.38%, 9/15/26		18,127,000	1,500,212
9.00%, 3/15/29		4,076,000	348,290
8.75%, 5/15/31		2,000,000	169,199
8.38%, 3/15/34		2,670,000	215,664
8.25%, 5/15/36		1,200,000	96,567
Perusahaan Penerbit SBSN Indonesia III, 4.35%, 9/10/24	USD	200	208,500

			5,918,602
Ireland — 0.3%
Ireland Government Bond:
5.00%, 10/18/20	EUR	70	93,806
3.40%, 3/18/24		70	95,690
1.00%, 5/15/26		250	288,421
2.40%, 5/15/30		30	38,850
2.00%, 2/18/45		20	23,176

			539,943
Israel — 0.4%
Israel Government Bond — Fixed:
2.25%, 5/31/19	ILS	850	253,366
3.75%, 3/31/24		500	165,623
1.75%, 8/31/25		530	151,454
5.50%, 1/31/42		300	121,691

			692,134
Italy — 6.8%
Italy Buoni Poliennali Del Tesoro:
0.70%, 5/01/20	EUR	425	492,074
3.75%, 3/01/21		80	102,541
0.45%, 6/01/21		220	250,857
0.35%, 11/01/21		300	338,122
1.35%, 4/15/22		100	116,816
0.50%, 4/20/23		4,218	4,831,916
4.50%, 5/01/23		270	365,443
0.45%, 5/22/23		535	610,440
5.00%, 3/01/25 (b)		430	606,588
2.20%, 6/01/27		200	229,681
1.30%, 5/15/28 (b)		1,474	1,678,862
5.25%, 11/01/29		150	222,808
3.50%, 3/01/30 (b)		90	113,994
1.65%, 3/01/32 (b)		150	152,717
2.25%, 9/01/36 (b)		110	114,653
4.00%, 2/01/37		130	172,610
5.00%, 9/01/40		30	44,403
4.75%, 9/01/44 (b)		100	144,348
3.25%, 9/01/46 (b)		120	136,434

			10,725,307
Japan — 3.2%
Japanese Government CPI Linked Bond, 0.10%, 3/10/26	JPY	544,613	5,056,585
Kazakhstan — 0.1%
Kazakhstan Government International Bond, 5.13%, 7/21/25	USD	200	217,290
Kuwait — 0.1%
Kuwait International Government Bond, 2.75%, 3/20/22		200	200,700

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	15

Consolidated Schedule of Investments (continued)

Foreign Agency Obligations	Par (000)		Value
Lebanon — 0.3%
Lebanon Government International Bond, 6.85%, 3/23/27	USD	542	$545,673
Malaysia — 0.9%
Malaysia Government Bond:
3.31%, 10/31/17	MYR	300	69,925
3.66%, 10/15/20		1,900	443,004
3.80%, 9/30/22		350	81,334
3.96%, 9/15/25		760	176,132
3.90%, 11/30/26		300	69,484
4.50%, 4/15/30		600	140,477
4.25%, 5/31/35		200	45,130
Malaysia Government Investment Issue:
3.58%, 5/15/20		1,000	232,143
4.44%, 5/22/24		700	166,944

			1,424,573
Mexico — 0.8%
Mexican Bonos:
5.75%, 3/05/26	MXN	3,000	154,315
7.50%, 6/03/27		2,200	127,575
8.00%, 11/07/47		1,000	60,044
Mexico Government International Bond:
2.38%, 4/09/21	EUR	100	121,762
1.88%, 2/23/22		150	177,109
4.00%, 10/02/23	USD	150	156,885
1.63%, 3/06/24	EUR	100	115,044
6.05%, 1/11/40	USD	100	117,880
4.60%, 1/23/46	USD	200	195,220

			1,225,834
New Zealand — 0.2%
New Zealand Government Bond:
6.00%, 5/15/21	NZD	140	116,160
2.75%, 4/15/25		100	72,593
2.50%, 9/20/35		77	60,730

			249,483
Norway — 0.1%
Norway Government Bond, 2.00%, 5/24/23 (b)	NOK	600	74,967
Oman — 0.1%
Oman Government International Bond, 3.63%, 6/15/21	USD	200	198,700
Panama — 0.0%
Panama Government International Bond, 6.70%, 1/26/36		50	64,375
Peru — 0.3%
Peru Government Bond:
6.35%, 8/12/28	PEN	430	140,737
6.95%, 8/12/31		330	112,517
Peruvian Government International Bond, 8.75%, 11/21/33	USD	130	199,225

			452,479
Philippines — 0.8%
Philippine Government Bond:
3.50%, 3/20/21	PHP	16,000	310,738
3.63%, 9/09/25		5,000	93,371
3.63%, 3/21/33		8,500	147,393
8.13%, 12/16/35		3,000	84,731
Philippine Government International Bond:
4.00%, 1/15/21	USD	280	298,439
4.20%, 1/21/24		200	219,104
6.38%, 10/23/34		100	134,238

			1,288,014

Foreign Agency Obligations	Par (000)		Value
Poland — 0.1%
Poland Government International Bond, 1.00%, 9/17/21	CHF	80	$86,912
Qatar — 0.2%
Qatar Government International Bond, 3.25%, 6/02/36	USD	300	291,602
Romania — 0.4%
Romania Government Bond:
5.75%, 4/29/20	RON	600	165,910
3.50%, 12/19/22		400	102,927
Romanian Government International Bond:
4.63%, 9/18/20	EUR	80	104,350
6.75%, 2/07/22	USD	100	116,004
2.75%, 10/29/25	EUR	100	121,403

			610,594
Russia — 7.8%
Russian Federal Bond — OFZ:
7.60%, 4/14/21	RUB	18,000	302,925
7.50%, 8/18/21		229,656	3,845,448
7.40%, 12/07/22		51,235	853,959
7.75%, 9/16/26		77,702	1,318,859
8.15%, 2/03/27		219,201	3,867,007
7.05%, 1/19/28		136,216	2,200,012

			12,388,210
Singapore — 0.1%
Singapore Government Bond:
2.75%, 7/01/23	SGD	160	122,666
2.38%, 6/01/25		60	44,866
2.75%, 3/01/46		40	30,903

			198,435
Slovenia — 0.0%
Slovenia Government Bond, 2.13%, 7/28/25	EUR	32	40,558
South Africa — 2.0%
Republic of South Africa Government Bond:
10.50%, 12/21/26	ZAR	2,491	211,173
8.25%, 3/31/32		2,200	151,615
8.88%, 2/28/35		4,300	305,394
6.25%, 3/31/36		33,249	1,794,122
8.75%, 2/28/48		3,200	218,062
Republic of South Africa Government International Bond, 5.50%, 3/9/20	USD	491	520,401

			3,200,767
South Korea — 0.8%
Korea Treasury Bond:
2.75%, 9/10/19	KRW	400,000	357,513
3.38%, 9/10/23		230,000	216,537
2.25%, 6/10/25		200,000	176,009
2.25%, 12/10/25		200,000	175,675
4.00%, 12/10/31		140,000	148,226
2.63%, 9/10/35		135,000	123,685
3.00%, 12/10/42		80,000	79,188
2.00%, 3/10/46		70,000	57,304

			1,334,137
Spain — 1.1%
Spain Government Bond:
2.75%, 4/30/19	EUR	160	192,790
5.85%, 1/31/22 (b)		360	516,739
1.30%, 10/31/26 (b)		100	113,095
1.45%, 10/31/27 (b)(d)		180	202,181
5.75%, 7/30/32		230	387,388
2.35%, 7/30/33 (b)		206	238,244
4.20%, 1/31/37 (b)		60	87,374

See Notes to Consolidated Financial Statements.

16	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)

Foreign Agency Obligations	Par (000)		Value
Spain (continued)
Spain Government Bond (continued):
4.90%, 7/30/40 (b)	EUR	50	$79,979

			1,817,790
Sweden — 0.2%
Sweden Government Bond:
3.50%, 6/01/22	SEK	1,100	152,988
1.00%, 11/12/26		960	117,579
3.50%, 3/30/39		250	39,749

			310,316
Thailand — 0.8%
Thailand Government Bond:
5.63%, 1/12/19	THB	2,500	78,105
3.65%, 12/17/21		14,500	458,295
3.85%, 12/12/25		11,000	357,078
4.26%, 12/12/37		11,000	368,681
4.68%, 6/29/44		2,000	72,197

			1,334,356
Tunisia — 0.1%
Banque Centrale de Tunisie International Bond, 4.50%, 6/22/20	EUR	118	140,294
Turkey — 5.2%
Hazine Mustesarligi Varlik Kiralama, 2.80%, 3/26/18	USD	200	200,284
Turkey Government Bond:
8.50%, 7/10/19	TRY	400	109,196
10.50%, 1/15/20		3,075	870,993
9.20%, 9/22/21		5,035	1,368,778
9.50%, 1/12/22		500	137,063
11.00%, 3/02/22		8,491	2,459,131
8.80%, 9/27/23		2,080	550,822
8.00%, 3/12/25		900	225,419
Turkey Government International Bond:
5.88%, 4/02/19	EUR	70	86,786
7.00%, 6/05/20	USD	732	800,391
7.38%, 2/05/25		625	723,768
6.00%, 3/25/27		630	670,799

			8,203,430
United Arab Emirates — 0.1%
Abu Dhabi Government International Bond, 2.13%, 5/3/21		200	198,536
United Kingdom — 3.5%
United Kingdom Gilt:
1.75%, 9/07/22	GBP	200	274,786
5.00%, 3/07/25		270	456,597
4.75%, 12/07/30		140	254,081
4.50%, 9/07/34		250	459,218
1.75%, 9/07/37		60	76,537
4.75%, 12/07/38		30	59,244
4.25%, 9/07/39		150	279,552
4.25%, 12/07/40		170	320,903
3.25%, 1/22/44		165	274,358
3.50%, 1/22/45		1,081	1,888,960
1.50%, 7/22/47		200	238,553
4.25%, 12/07/49		110	227,694
3.75%, 7/22/52		110	216,106
4.25%, 12/07/55		90	199,120
4.00%, 1/22/60		20	43,947
2.50%, 7/22/65		90	147,959
3.50%, 7/22/68		60	126,295

			5,543,910

Foreign Agency Obligations	Par (000)		Value
Uruguay — 0.1%
Uruguay Government International Bond, 5.10%, 6/18/50	USD	100	$101,800
Total Foreign Agency Obligations — 54.2%			86,162,781

Investment Companies		Shares
iShares JP Morgan USD Emerging Markets Bond ETF (l)		6,665	762,209
PowerShares QQQ Trust Series 1		10,300	1,417,692
Total Investment Companies — 1.4%			2,179,901

Municipal Bonds	Par (000)
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (b)	USD	180	192,064
Carpinteria Unified School District, GO, Series A, 5.00%, 8/01/40		700	804,720
District of Columbia, RB, Build America Bonds, Series E, 5.59%, 12/01/34		700	865,564
Eastern Municipal Water District, Refunding RB, Series A, 5.00%, 7/01/45		700	814,534
New York City Water & Sewer System, Refunding RB, Fiscal 2014, Series CC-1, 5.00%, 6/15/47		160	182,982
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Bridge Finco LP, AMT, 5.00%, 12/31/34		700	786,212
Port Authority of New York & New Jersey, RB, Consolidated, 168th Series, 4.93%, 10/01/51		20	23,541
Port Authority of New York & New Jersey, Refunding ARB, 179th Series, 5.00%, 12/01/38		700	803,180
State of California, GO, Build America Bonds, Various Purpose, 7.60%, 11/01/40		50	77,860
State of Illinois, GO, Pension, 5.10%, 6/01/33		50	46,794
University of California, RB, General, Series AQ, 4.77%, 5/15/2115		21	21,260
Total Municipal Bonds — 2.9%			4,618,711

Non-Agency Mortgage-Backed Securities
Cayman Islands — 0.1%
Bsprt Issuer Ltd., Series 2017-FL1, Class A, 2.43%, 6/15/27 (a)(b)(h)		130	130,163
United States — 3.4%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.78%, 6/05/37 (a)(b)		250	234,507
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class D, 3.05%, 1/10/48 (a)(b)		30	21,998
Chicago Skyscraper Trust, Series 2017 (a)(b):
Class D, 3.66%, 2/15/30		100	101,252
Class E, 4.46%, 2/15/30		470	475,883
Class F, 5.26%, 2/15/30		130	131,627
Citigroup Commercial Mortgage Trust:
Series 2016-C3, Class C, 4.28%, 11/15/49 (a)		250	249,566
Series 2016-GC36, Class A5, 3.62%, 2/10/49		375	388,552

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	17

Consolidated Schedule of Investments (continued)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
United States (continued)
Citigroup Commercial Mortgage Trust (continued):
Series 2016-GC37, Class D, 2.79%, 4/10/49 (b)	USD	365	$255,195
Series 2016-P6, Class C, 4.43%, 12/10/49 (a)		265	266,930
Citigroup Commercial Mortgage Trust 2015-P1, Series 2015-P1, Class A5, 3.72%, 9/15/48		375	392,684
COMM Mortgage Trust, Series 2016-DC2 (a):
Class B, 4.80%, 2/10/49		100	105,659
Class C, 4.80%, 2/10/49		100	97,462
Commercial Mortgage Trust, Series 2014-CR21, Class A3, 3.53%, 12/10/47		375	387,162
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class B, 4.25%, 8/15/48 (a)		250	258,159
DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 9/10/49		375	368,574
Lone Star Portfolio Trust, Series 2015-LSP, Class E, 6.76%, 9/15/28 (a)(b)		341	347,857
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16, Series 2014-C16, Class A5, 3.89%, 6/15/47		375	396,684
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25, Series 2015-C25, Class A5, 3.64%, 10/15/48		400	415,980
Olympic Tower Mortgage Trust, Series 2017-OT (a)(b):
Class D, 4.08%, 5/10/39		130	130,049
Class E, 4.08%, 5/10/39		160	152,703
VNDO Mortgage Trust, Series 2015-350P, Class E, 4.03%, 1/10/35 (a)(b)		275	258,211

			5,436,694
Total Non-Agency Mortgage-Backed Securities — 3.5%			5,566,857

Preferred Securities
Capital Trusts
Austria — 0.2%
Raiffeisen Bank International AG, 6.13% (a)(d)(g)		200	228,430
Canada — 0.1%
Transcanada Trust, 5.30% (a)(g)		220	226,160
France — 0.2%
Engie SA, Series NC10, 3.88% (a)(g)		100	123,265
Suez, 2.88% (a)(g)		100	117,138
TOTAL SA, 2.63% (a)(g)		100	113,073

			353,476
Luxembourg — 0.1%
SES SA, 4.63% (a)(g)		100	122,575
Netherlands — 0.3%
Repsol International Finance BV, 4.50% (a)(g)		100	117,339
TenneT Holding BV, 3.00% (a)(g)		100	117,070
Volkswagen International Finance NV, 2.70% (a)(g)		100	113,369
Volkswagen International Finance NV, 3.88% (a)(g)		100	113,358

			461,136
New Zealand — 0.1%
EFG International AG, 5.00% (a)(g)		200	205,643

Capital Trusts	Par (000)		Value
United Kingdom — 0.5%
Centrica PLC, Series ., 3.00% (a)(g)	USD	100	$117,020
HSBC Holdings PLC, 5.00% (a)(d)(g)		200	227,836
HSBC Holdings PLC, 6.00% (a)(g)		200	206,800
SSE PLC, 4.75% (a)		200	205,500

			757,156
Total Preferred Securities — 1.5%			2,354,576

U.S. Government Sponsored Agency Securities
Collaterlized Mortgage Obligations — 0.3%
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class M2, 4.67%, 10/25/29 (a)		500	528,050
Mortgage-Backed Securities — 18.4%
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/30 — 7/01/32 (j)		471	474,398
3.00%, 10/01/30 — 7/01/47 (j)		6,254	6,281,184
3.50%, 7/01/29 — 7/01/47 (d)(j)		2,821	2,909,374
4.00%, 4/01/29 — 7/01/47 (j)		1,231	1,300,986
4.50%, 12/01/18 — 7/01/47 (j)		850	915,616
5.00%, 9/01/35 — 5/01/42		314	342,931
5.50%, 12/01/38		217	242,574
6.00%, 7/01/39 — 8/01/47 (j)		210	235,761
6.50%, 11/01/38		36	40,218
Freddie Mac Mortgage-Backed Securities:
2.50%, 2/01/24 — 7/01/32 (j)		330	332,496
3.00%, 7/01/32 — 8/01/47 (c)(j)		6,240	6,240,040
3.50%, 5/01/26 — 7/01/47 (j)		1,551	1,598,743
4.00%, 8/01/40 — 8/01/47 (j)		1,001	1,052,606
4.50%, 9/01/40 — 8/01/47 (j)		412	441,760
5.00%, 5/01/38 — 5/01/39		98	107,430
5.50%, 1/01/39		64	71,102
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/01/47 (j)		2,709	2,736,335
3.50%, 1/15/42 — 7/01/47 (d)(j)		1,764	1,829,537
4.00%, 10/20/40 — 7/01/47 (j)		1,566	1,649,608
4.50%, 10/20/44 — 7/01/47 (j)		348	369,911
5.00%, 10/20/44		107	114,433
Total U.S. Government Sponsored Agency Securities — 18.7%			29,815,093

U.S. Treasury Obligations
U.S. Treasury Bond, 3.00%, 2/15/47		1,374	1,416,953
U.S. Treasury Inflation Indexed Bonds (c):
0.13%, 7/15/26		313	301,794
0.38%, 1/15/27		3,569	3,505,021
1.00%, 2/15/46		877	876,430
U.S. Treasury Inflation Protected Security (c):
0.13%, 4/15/19		3,244	3,245,957
0.13%, 4/15/21		2,198	2,194,259
U.S. Treasury Notes:
1.75%, 11/30/21		5	4,987
1.88%, 2/28/22		500	500,605
1.88%, 3/31/22 (c)		12,626	12,633,199
1.38%, 8/31/23		75	72,053
2.25%, 2/15/27		410	408,393
2.38%, 5/15/27		160	162,707
Total U.S. Treasury Obligations — 15.9%			25,322,358

See Notes to Consolidated Financial Statements.

18	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)

Warrants — 0.0%		Shares	Value
Venezuela — 0.0%
Republic of Venezuela Oil Obligations (Expires 4/15/20)		3,000	$12,000
Total Long-Term Investments (Cost — $205,424,062) — 130.7%			207,782,454

Short-Term Securities	Par (000)
Borrowed Bond Agreement (k) — 6.3%
Barclays Bank PLC, 0.10%, Open (Purchased on 12/05/16 to be repurchased at GBP 486,278 Collateralized by a Foreign Agency Obligation, 0.75%, 11/22/47, par and fair values of GBP 267,000 and $653,200, respectively)	GBP	486	633,223
BNP Paribas SA, 0.17%, Open (Purchased on 4/25/17 to be repurchased at GBP 912,284 collateralized by a Foreign Agency Obligation, 0.125%, 3/22/46, par and fair values of GBP 521,000 and $1,129,604, respectively)		912	1,187,508
BNP Paribas SA, 1.25%, Open (Purchased on 6/05/17 to be repurchased at $561,143 collateralized by a U.S. Treasury Obligation, 3.00%, 5/15/47, par and fair values of $541,200 and $558,535, respectively)	USD	561	560,819
BNP Paribas SA, (0.95)%, Open, (Purchased on 5/22/17 to be repurchased at EUR 107,909 collateralized by a Foreign Agency Obligation, 1.00%, 6/22/31, par and fair values of EUR 110,000 and $122,872, respectively)	EUR	108	123,124
BNP Paribas SA, 1.13%, Open (Purchased on 3/21/17 to be repurchased at $618,103 collateralized by a U.S. Treasury Obligation, 1.38%, 2/15/20, par and fair values of $620,000 and $618,038, respectively)	USD	617	616,900
Citigroup Global Markets, (0.75%), Open (Purchased on 5/22/17 to be repurchased at EUR 28,023 collateralized by a Foreign Agency Obligation, 3.150%, 6/20/44, par and fair values of EUR 20,000 and $31,194, respectively)	EUR	28	32,238
Citigroup Global Markets, 0.17%, Open (Purchased on 11/04/16 to be repurchased at GBP 620,691 collateralized by a Foreign Agency Obligation, 0.125%, 3/22/26, par and fair values of GBP 500,000 and $805,703, respectively)	GBP	620	807,481
Citigroup Global Markets, 0.17%, Open (Purchased on 9/23/16 to be repurchased at GBP 623,827 collateralized by a Foreign Agency Obligation, 0.125%, 3/22/26, par and fair values of GBP 500,000 and $805,703, respectively)		623	811,556
Citigroup Global Markets, 0.18%, Open (Purchased on 10/11/16 to be repurchased at GBP 1,274,668 collateralized by a Foreign Agency Obligation, 0.125%, 3/22/26, par and fair values of GBP 1,000,000 and $1,611,406, respectively)		1,273	1,658,539

Short-Term Securities	Par (000)		Value
Borrowed Bond Agreement (k) (continued)
Citigroup Global Markets, 0.17%, Open (Purchased on 3/15/17 to be repurchased at GBP 213,109 collateralized by a Foreign Agency Obligation, 0.125%, 3/22/26, par and fair values of GBP 170,000 and $273,939, respectively)	GBP	213	$277,280
Citigroup Global Markets, 0.15%, Open (Purchased on 6/26/17 to be repurchased at GBP 1,230,020 collateralized by a Foreign Agency Obligation, 0.125%, 3/22/26, par and fair values of GBP 980,000 and $1,579,179, respectively)		1,230	1,602,649
Credit Suisse Securities (USA) LLC, 1.25%, Open (Purchased on 11/15/16 to be repurchased at $1,608,331 collateralized by a U.S. Treasury Obligation, 1.25%, 10/31/21, par and fair values of $1,635,000 and $1,597,063, respectively)	USD	1,604	1,604,344
Total Borrowed Bond Agreements — 6.3%			9,915,661

Money Market Funds — 0.7%	Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (l)(m)		1,026,065	1,026,065
Total Short-Term Securities (Cost — $10,704,180) — 7.0%			10,941,726
Options Purchased (Cost — $671,804) — 0.2%			326,939
Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written (Cost — $216,800,046) — 137.9%			219,051,119

Borrowed Bonds	Par (000)
Kingdom of Belgium Government Bond, 1.00%, 6/22/31 (b)	EUR	(110)	(122,872)
Republic of Austria Government Bond, 3.15%, 6/20/44 (b)		(20)	(31,194)
United Kingdom Gilt Inflation Linked, 0.13%, 3/22/26	GBP	(3,301)	(5,075,930)
United Kingdom Gilt Inflation Linked, 0.13%, 3/22/46		(547)	(1,129,604)
United Kingdom Gilt Inflation Linked, 0.75%, 11/22/47		(267)	(653,200)
US Treasury Bond, 3.00%, 5/15/47	USD	(541)	(558,535)
US Treasury Note, 1.38%, 2/15/20		(620)	(618,038)
US Treasury Note, 1.25%, 10/31/21		(1,635)	(1,597,063)
Total Borrowed Bonds (Proceeds — $9,669,246) — (6.2)%			(9,786,436)
Options Written (Premiums Received — $194,460) — (0.1)%			(107,367)

TBA Sale Commitments (j)
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/32 — 8/01/32		30	(30,136)
3.00%, 7/01/32 — 7/01/47		1,321	(1,325,108)
3.50%, 7/01/32 — 7/01/47		323	(332,713)
4.00%, 7/01/32		3	(3,103)
4.50%, 7/01/47 — 8/01/47		426	(456,681)
5.00%, 7/01/47		85	(92,849)

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	19

Consolidated Schedule of Investments (continued)

TBA Sale Commitments (j)	Par (000)		Value
Fannie Mae Mortgage-Backed Securities (continued):
5.50%, 7/01/47	USD	25	$(27,695)
6.00%, 7/01/47		61	(68,652)
Freddie Mac Mortgage-Backed Securities:
3.00%, 7/01/47 — 8/01/47		4,949	(4,936,128)
3.50%, 7/01/32 — 7/01/47		412	(424,289)
4.00%, 7/01/47		411	(432,245)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 7/01/47		181	(187,347)
4.00%, 7/01/47 — 8/01/47		904	(950,613)
4.50%, 7/01/47		176	(187,103)
Total TBA Sale Commitments (Proceeds — $9,495,719) — (5.9)%			(9,454,662)
Total Investments, Net of Borrowed Bonds, TBA Sale Commitments and Options Written (Cost — $197,440,621) — 125.7%			199,702,654
Liabilities in Excess of Other Assets — (25.7)%			(40,810,533)

Net Assets — 100.0%			$158,892,121

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(d)	When-issued security.

(e)	Amount is less than $500.

(f)	Zero-coupon bond.

(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(h)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(i)	Perpetual security with no stated maturity date.

(j)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	$(433,216)	$3,397
Barclays Bank PLC	$(1,145,109)	$4,610
Citigroup Global Markets, Inc.	$(1,405,404)	$6,829
Credit Suisse Securities (USA) LLC	$2,517,919	$(15,849)
Daiwa Securities America, Inc.	$303,023	$(2,039)
Deutsche Bank Securities, Inc.	$(1,230)	$138
Goldman Sachs & Co.	$788,127	$(5,577)
J.P. Morgan Securities LLC	$1,910,600	$(9,371)
Mizuho Securities (USA) Inc.	$(129,786)	$596
Morgan Stanley & Co. LLC	$145,988	$(3,740)
Nomura Securities International, Inc.	$(23,556)	$66
RBC Capital Markets	$827,809	$(6,197)
Wells Fargo Securities LLC	$(330,360)	$2,689

(k)	The amount to be repurchased assumes the maturity will be the day after period end.

(l)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

See Notes to Consolidated Financial Statements.

20	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)

Affiliate	Shares/ Investment Value Held at December 31, 2016	Shares/ Investment Value Purchased		Shares/ Investment Value Sold	Shares/ Investment Value Held at June 30, 2017	Value at June 30, 2017	Income	Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	655,785	370,280	[1]	—	1,026,065	$1,026,065	$5,308	—	—
iShares JP Morgan USD Emerging Markets Bond ETF	6,665	—		—	6,665	762,209	14,718	—	$27,593
iShares MSCI Emerging Markets ETF[2]	—	11,000		(11,000)	—	—	2,109	$13,417	—
iShares iBoxx $ High Yield Corporate Bond ETF[2]	9,800	—		(9,800)	—	—	5,588	25,946	(16,899)
Total						$1,788,274	$27,723	$39,363	$10,694

[1] Represents net shares purchased.
[2] No longer held by the Fund as of period end.

(m)	Current yield as of period end.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Deutsche Bank Securities, Inc.	1.18%	10/03/16	Open	$1,403,115	$1,416,011	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.04%	3/23/17	Open	568,575	573,303	U.S. Treasury Obligations	Open/Demand
Deutsche Bank Securities, Inc.	1.18%	4/26/17	Open	3,264,450	3,274,608	U.S. Treasury Obligations	Open/Demand
Deutsche Bank Securities, Inc.	1.18%	4/26/17	Open	778,125	779,454	U.S. Treasury Obligations	Open/Demand
Citigroup Global Markets, Inc.	1.10%	4/28/17	Open	12,045,000	12,061,167	U.S. Treasury Obligations	Open/Demand
Deutsche Bank Securities, Inc.	1.15%	5/25/17	Open	302,331	302,613	U.S. Treasury Obligations	Open/Demand
Deutsche Bank Securities, Inc.	1.16%	5/25/17	Open	881,875	882,697	U.S. Treasury Obligations	Open/Demand
Barclays Bank PLC	1.28%	6/09/17	7/13/17	1,066,000	1,066,682	U.S. Treasury Obligations	Up to 30 Days
Citigroup Global Markets, Inc.	1.30%	6/09/17	7/13/17	11,368,000	11,375,389	U.S. Treasury Obligations	Up to 30 Days
Credit Suisse Securities (USA) LLC	1.50%	6/15/17	Open	310,400	310,594	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.50%	6/15/17	Open	604,800	605,178	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.50%	6/15/17	Open	282,831	283,008	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.50%	6/15/17	Open	684,250	684,678	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.55%	6/15/17	Open	360,978	361,211	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.55%	6/15/17	Open	375,000	375,242	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.55%	6/15/17	Open	418,550	418,820	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.55%	6/15/17	Open	473,763	474,068	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.55%	6/15/17	Open	419,385	419,656	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.75%	6/15/17	Open	358,463	358,724	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	988,875	989,699	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	715,671	716,268	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/15/17	Open	337,488	337,769	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	2.10%	6/15/17	Open	159,250	159,389	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.65%	6/26/17	Open	324,531	324,605	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.70%	6/26/17	Open	343,438	343,517	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.70%	6/26/17	Open	327,688	327,764	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.70%	6/26/17	Open	315,319	315,392	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.70%	6/26/17	Open	350,625	350,707	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.70%	6/26/17	Open	374,500	374,587	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.70%	6/26/17	Open	339,025	339,104	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/26/17	Open	2,201,821	2,202,425	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	6/26/17	Open	788,489	788,705	U.S. Treasury Obligations	Open/Demand
Total				$43,532,611	$43,593,034

[1] Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(7)	5-Year U.S. Treasury Note	September 2017	$824,852	$1,282
24	10-Year Australian Treasury Bonds	September 2017	$2,384,377	(38,853)
14	10-Year Canadian Bond	September 2017	$1,517,350	(36,073)

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	21

Consolidated Schedule of Investments (continued)

Futures Contracts (continued)
Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(2)	10-Year Japanese Government Treasury Bonds	September 2017	$2,669,215	$4,973
(92)	10-Year U.S. Treasury Note	September 2017	$11,548,875	58,061
(68)	10-Year U.S. Ultra Long Treasury Note	September 2017	$9,167,250	20,472
8	90-Day Euro Future	September 2017	$1,972,900	(99)
(23)	90-Day EURO-BOBL	September 2017	$3,459,686	36,450
1	DAX Index	September 2017	$351,782	(9,524)
(33)	Euro Bund	September 2017	$6,101,032	34,587
(51)	Euro OAT	September 2017	$8,648,905	102,086
43	Euro Stoxx 50 Index	September 2017	$1,685,048	(39,397)
(59)	German Euro BTP	September 2017	$9,106,656	16,975
1	German Euro Buxl	September 2017	$186,764	(4,981)
7	German Euro Schatz	September 2017	$894,246	(2,484)
3	Long U.S. Treasury Bond	September 2017	$461,063	4,993
(5)	NASDAQ 100 Stock Index (NDQ)	September 2017	$565,275	7,979
(64)	S&P 500 E-Mini Index	September 2017	$7,746,880	48,231
(76)	Short Term Euro BTP	September 2017	$9,781,004	(24,311)
(18)	UK Long Gilt Bond	September 2017	$2,943,875	52,759
(7)	Ultra U.S. Treasury Bond	September 2017	$1,161,125	5,404
(8)	90-Day Euro Future	December 2018	$1,964,000	1,146
(81)	90-Day Euro Dollar	March 2019	$19,874,363	(34,556)
Total				$205,120

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	1,239,024	USD	373,200	BNP Paribas S.A.	7/03/17	$800
RUB	16,158,660	USD	272,199	BNP Paribas S.A.	7/03/17	1,792
RUB	31,797,500	USD	535,642	Deutsche Bank AG	7/03/17	3,527
USD	376,009	BRL	1,239,024	BNP Paribas S.A.	7/03/17	2,009
USD	311,000	BRL	1,025,678	Barclays Bank PLC	7/03/17	1,399
USD	311,000	BRL	1,027,544	Citibank N.A.	7/03/17	836
USD	247,577	BRL	815,815	Deutsche Bank AG	7/03/17	1,323
USD	276,500	RUB	16,158,660	BNP Paribas S.A.	7/03/17	2,508
USD	553,000	RUB	31,797,500	Deutsche Bank AG	7/03/17	13,831
TRY	1,765,924	USD	500,000	HSBC Bank USA N.A.	7/05/17	1,622
USD	500,000	BRL	1,650,000	JPMorgan Chase Bank N.A.	7/05/17	1,947
USD	498,761	BRL	1,650,000	Morgan Stanley & Co. International PLC	7/05/17	708
USD	75,300	TRY	264,936	Barclays Bank PLC	7/05/17	43
USD	376,500	TRY	1,324,324	Citibank N.A.	7/05/17	317
CLP	269,792,250	USD	402,000	Credit Suisse International	7/06/17	4,409
COP	1,169,317,500	USD	383,329	Credit Suisse International	7/06/17	370
RUB	26,406,856	USD	442,400	JPMorgan Chase Bank N.A.	7/06/17	5,275
USD	402,000	COP	1,169,317,500	Credit Suisse International	7/06/17	18,301
CLP	312,883,200	USD	460,800	BNP Paribas S.A.	7/10/17	10,468
EUR	500,000	USD	569,101	Deutsche Bank AG	7/10/17	2,121
EUR	500,000	USD	564,395	Goldman Sachs International	7/10/17	6,826
RUB	16,845,666	USD	285,000	JPMorgan Chase Bank N.A.	7/10/17	359
RUB	16,997,000	USD	287,500	JPMorgan Chase Bank N.A.	7/10/17	423
TRY	775,305	USD	218,695	Deutsche Bank AG	7/10/17	1,227
TRY	779,025	USD	219,705	Goldman Sachs International	7/10/17	1,271
USD	575,244	RUB	33,761,065	Credit Suisse International	7/10/17	3,344
USD	569,756	RUB	33,428,444	Deutsche Bank AG	7/10/17	3,491
JPY	50,996,248	USD	453,000	Goldman Sachs International	7/11/17	519
TRY	2,310,390	USD	653,399	Goldman Sachs International	7/14/17	1,221
MYR	521,280	USD	120,000	JPMorgan Chase Bank N.A.	7/17/17	1,066
MYR	1,057,920	USD	240,000	JPMorgan Chase Bank N.A.	7/17/17	5,698
USD	93,000	MYR	397,761	Bank of America N.A.	7/17/17	621
TRY	2,882,492	USD	813,000	BNP Paribas S.A.	7/21/17	2,106
TRY	1,252,731	USD	352,000	Citibank N.A.	7/21/17	2,245
USD	100,176	MXN	1,811,238	BNP Paribas S.A.	7/21/17	630
USD	251,824	MXN	4,552,759	JPMorgan Chase Bank N.A.	7/21/17	1,604

See Notes to Consolidated Financial Statements.

22	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	17,000	ZAR	221,176	Citibank N.A.	7/21/17	$140
USD	352,000	ZAR	4,531,215	Citibank N.A.	7/21/17	6,588
RUB	26,574,968	USD	442,400	BNP Paribas S.A.	7/24/17	6,530
RUB	26,393,584	USD	442,400	Deutsche Bank AG	7/24/17	3,466
USD	220,797	ARS	3,709,395	Citibank N.A.	7/26/17	2
RUB	32,863,280	USD	554,000	Deutsche Bank AG	7/28/17	722
TRY	1,100,211	USD	310,500	HSBC Bank USA N.A.	7/28/17	3
TRY	2,097,802	USD	592,000	HSBC Bank USA N.A.	7/28/17	45
TRY	780,301	USD	219,200	Deutsche Bank AG	8/04/17	585
USD	353,000	COP	1,035,702,000	BNP Paribas S.A.	8/09/17	14,796
IDR	3,164,275,000	USD	235,000	Bank of America N.A.	8/15/17	1,362
IDR	3,147,396,699	USD	233,781	Citibank N.A.	8/15/17	1,320
IDR	4,497,057,397	USD	333,981	Citibank N.A.	8/15/17	1,936
IDR	2,338,237,954	USD	173,718	JPMorgan Chase Bank N.A.	8/15/17	942
IDR	3,508,683,360	USD	260,520	JPMorgan Chase Bank N.A.	8/15/17	1,568
CAD	190,000	USD	143,155	Bank of America N.A.	8/16/17	3,467
CAD	190,000	USD	143,187	Barclays Bank PLC	8/16/17	3,434
CAD	150,000	USD	109,515	Citibank N.A.	8/16/17	6,239
CAD	185,000	USD	139,894	Citibank N.A.	8/16/17	2,869
CAD	370,000	USD	284,590	Citibank N.A.	8/16/17	936
CAD	190,000	USD	143,718	JPMorgan Chase Bank N.A.	8/16/17	2,904
CHF	445,000	USD	461,686	JPMorgan Chase Bank N.A.	8/16/17	3,604
EUR	55,041	CHF	60,000	UBS AG	8/16/17	265
EUR	197,453	GBP	166,017	BNP Paribas S.A.	8/16/17	9,496
EUR	4,734	GBP	3,983	Barclays Bank PLC	8/16/17	224
EUR	114,464	GBP	100,000	Barclays Bank PLC	8/16/17	602
EUR	18,870	NOK	179,225	Bank of America N.A.	8/16/17	113
EUR	47,173	NOK	448,091	Barclays Bank PLC	8/16/17	278
EUR	77,123	NOK	722,231	Citibank N.A.	8/16/17	1,695
EUR	18,167	NOK	172,684	Deutsche Bank AG	8/16/17	93
EUR	18,976	NOK	177,769	Deutsche Bank AG	8/16/17	409
EUR	21,278	NOK	200,000	UBS AG	8/16/17	380
EUR	13,538	SEK	130,171	Credit Suisse International	8/16/17	9
EUR	165,000	USD	185,613	Bank of America N.A.	8/16/17	3,247
EUR	70,000	USD	78,679	UBS AG	8/16/17	1,443
EUR	130,000	USD	141,868	UBS AG	8/16/17	6,932
GBP	106,311	JPY	15,000,000	Barclays Bank PLC	8/16/17	5,048
GBP	80,000	USD	101,535	Barclays Bank PLC	8/16/17	2,797
GBP	80,000	USD	102,153	Barclays Bank PLC	8/16/17	2,179
GBP	100,000	USD	129,503	Barclays Bank PLC	8/16/17	911
GBP	305,000	USD	388,085	Barclays Bank PLC	8/16/17	9,679
GBP	490,000	USD	623,354	Barclays Bank PLC	8/16/17	15,677
GBP	350,000	USD	451,784	Citibank N.A.	8/16/17	4,667
GBP	80,000	USD	102,435	Deutsche Bank AG	8/16/17	1,897
GBP	235,000	USD	298,785	Deutsche Bank AG	8/16/17	7,689
JPY	4,000,000	USD	35,621	Citibank N.A.	8/16/17	5
MXN	800,000	USD	41,750	Citibank N.A.	8/16/17	2,039
NOK	800,000	EUR	83,653	Barclays Bank PLC	8/16/17	154
RUB	1,200,000	USD	19,786	Morgan Stanley & Co. International PLC	8/16/17	388
SEK	64,349	EUR	6,580	Credit Suisse International	8/16/17	125
SEK	148,521	EUR	15,173	JPMorgan Chase Bank N.A.	8/16/17	303
SEK	335,651	EUR	34,294	JPMorgan Chase Bank N.A.	8/16/17	680
SEK	551,479	EUR	56,347	JPMorgan Chase Bank N.A.	8/16/17	1,117
SEK	800,000	EUR	82,627	JPMorgan Chase Bank N.A.	8/16/17	605
SEK	1,200,000	EUR	123,861	JPMorgan Chase Bank N.A.	8/16/17	997
SEK	1,570,000	USD	177,603	Barclays Bank PLC	8/16/17	9,188
SEK	2,300,000	USD	263,538	Morgan Stanley & Co. International PLC	8/16/17	10,105
TRY	70,000	USD	19,557	Bank of America N.A.	8/16/17	93
TRY	135,000	USD	36,847	Bank of America N.A.	8/16/17	1,050
TRY	140,000	USD	38,256	Barclays Bank PLC	8/16/17	1,045
TRY	140,000	USD	38,260	Citibank N.A.	8/16/17	1,041
TRY	70,000	USD	19,616	JPMorgan Chase Bank N.A.	8/16/17	34
USD	143,652	GBP	110,000	UBS AG	8/16/17	196
USD	99,852	JPY	11,000,000	Barclays Bank PLC	8/16/17	1,881

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	23

Consolidated Schedule of Investments (continued)

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	179,411	RUB	10,340,000	Citibank N.A.	8/16/17	$5,585
USD	179,333	RUB	10,340,000	Morgan Stanley & Co. International PLC	8/16/17	5,507
MYR	2,196,846	USD	508,000	Morgan Stanley & Co. International PLC	8/17/17	1,603
USD	350,000	COP	1,045,800,000	Barclays Bank PLC	8/22/17	9,035
USD	353,000	COP	1,071,531,500	Credit Suisse International	8/22/17	3,645
USD	141,000	ARS	2,351,880	JPMorgan Chase Bank N.A.	8/23/17	3,023
USD	441,500	ARS	7,448,105	BNP Paribas S.A.	8/24/17	4,774
USD	1,010,200	RUB	58,533,487	BNP Paribas S.A.	9/15/17	32,586
USD	1,010,229	RUB	58,626,103	BNP Paribas S.A.	9/15/17	31,068
USD	376,346	RUB	22,322,953	Barclays Bank PLC	9/15/17	3,513
USD	2,516,278	RUB	146,418,433	Deutsche Bank AG	9/15/17	70,828
USD	2,542,567	RUB	147,414,240	Deutsche Bank AG	9/15/17	80,486
USD	2,282,809	RUB	132,384,676	JPMorgan Chase Bank N.A.	9/15/17	71,749
USD	356,000	ARS	5,964,780	BNP Paribas S.A.	9/19/17	11,069
AUD	640,000	USD	484,296	HSBC Bank USA N.A.	9/20/17	7,134
CAD	3,125,000	USD	2,404,013	Citibank N.A.	9/20/17	8,705
CAD	3,330,000	USD	2,514,226	HSBC Bank USA N.A.	9/20/17	56,766
CHF	660,000	USD	681,118	HSBC Bank USA N.A.	9/20/17	10,542
CLP	30,450,000	USD	45,592	JPMorgan Chase Bank N.A.	9/20/17	178
EUR	3,308,499	JPY	411,781,707	Goldman Sachs International	9/20/17	120,736
EUR	211,000	USD	239,480	Citibank N.A.	9/20/17	2,484
EUR	212,300	USD	243,169	Citibank N.A.	9/20/17	286
EUR	4,390,000	USD	5,001,953	Citibank N.A.	9/20/17	32,275
EUR	18,030,000	USD	20,219,329	The Toronto-Dominion Bank	9/20/17	456,553
GBP	266,000	USD	341,539	Barclays Bank PLC	9/20/17	5,730
GBP	1,775,000	USD	2,266,998	Citibank N.A.	9/20/17	50,299
GBP	3,485,000	USD	4,480,874	Citibank N.A.	9/20/17	68,861
GBP	2,800,000	USD	3,586,612	UBS AG	9/20/17	68,842
PLN	4,290,000	USD	1,132,746	HSBC Bank USA N.A.	9/20/17	24,547
SEK	2,060,000	USD	237,378	HSBC Bank USA N.A.	9/20/17	8,203
USD	65,384	COP	195,400,000	JPMorgan Chase Bank N.A.	9/20/17	1,901
USD	425,522	IDR	5,717,320,000	JPMorgan Chase Bank N.A.	9/20/17	143
USD	6,316,834	JPY	706,860,000	Citibank N.A.	9/20/17	11,318
USD	15,609,277	JPY	1,742,565,000	Citibank N.A.	9/20/17	64,796
USD	12,667,082	JPY	1,407,516,750	Goldman Sachs International	9/20/17	111,386
USD	655,326	JPY	72,810,000	HSBC Bank USA N.A.	9/20/17	5,827
USD	520,735	MXN	9,540,000	Morgan Stanley & Co. International PLC	9/20/17	1,380
USD	313,815	RUB	18,450,000	JPMorgan Chase Bank N.A.	9/20/17	5,951
USD	1,175,239	RUB	70,000,000	JPMorgan Chase Bank N.A.	9/20/17	7,190
USD	614,000	ZAR	8,094,671	Bank of America N.A.	9/20/17	3,180
USD	617,768	ZAR	8,126,369	Citibank N.A.	9/20/17	4,556
USD	616,304	ZAR	8,108,491	JPMorgan Chase Bank N.A.	9/20/17	4,441
USD	141,000	ARS	2,391,360	JPMorgan Chase Bank N.A.	9/25/17	3,159
USD	1,640,557	TRY	5,947,838	BNP Paribas S.A.	10/23/17	1,760
USD	50,000	JPY	5,581,910	Citibank N.A.	11/14/17	69
USD	75,000	JPY	8,348,175	Goldman Sachs International	11/14/17	325
USD	75,000	JPY	8,376,345	Morgan Stanley & Co. International PLC	11/14/17	73
USD	221,000	ARS	3,665,639	Citibank N.A.	11/21/17	15,238
TRY	14,141,162	USD	3,653,339	BNP Paribas S.A.	6/25/18	7,194

						1,782,990

BRL	1,025,678	USD	311,264	Barclays Bank PLC	7/03/17	(1,663)
BRL	1,027,544	USD	311,831	Citibank N.A.	7/03/17	(1,666)
BRL	815,815	USD	248,800	Deutsche Bank AG	7/03/17	(2,546)
MXN	1,818,410	USD	100,571	Barclays Bank PLC	7/03/17	(377)
MXN	1,818,201	USD	100,571	Deutsche Bank AG	7/03/17	(388)
MXN	2,727,110	USD	150,857	Morgan Stanley & Co. International PLC	7/03/17	(593)
RUB	15,967,875	USD	276,500	Deutsche Bank AG	7/03/17	(5,743)
USD	268,986	RUB	15,967,875	Deutsche Bank AG	7/03/17	(1,771)
BRL	1,650,000	USD	498,761	JPMorgan Chase Bank N.A.	7/05/17	(708)
BRL	1,650,000	USD	500,000	Morgan Stanley & Co. International PLC	7/05/17	(1,947)
COP	614,040,000	USD	210,000	Royal Bank of Scotland PLC	7/06/17	(8,509)
COP	561,216,000	USD	192,000	UBS AG	7/06/17	(7,843)
USD	402,000	CLP	267,173,220	Royal Bank of Scotland PLC	7/06/17	(464)

See Notes to Consolidated Financial Statements.

24	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	201,296	COP	614,040,000	Royal Bank of Scotland PLC	7/06/17	$(194)
USD	183,979	COP	561,216,000	UBS AG	7/06/17	(178)
USD	442,400	RUB	26,570,544	Goldman Sachs International	7/06/17	(8,050)
RUB	16,861,127	USD	286,250	Barclays Bank PLC	7/10/17	(629)
RUB	16,868,713	USD	286,250	Barclays Bank PLC	7/10/17	(500)
USD	460,800	CLP	307,607,040	Deutsche Bank AG	7/10/17	(2,521)
USD	561,157	EUR	500,000	Citibank N.A.	7/10/17	(10,065)
USD	219,200	TRY	783,958	Citibank N.A.	7/10/17	(3,176)
USD	219,200	TRY	774,872	Deutsche Bank AG	7/10/17	(599)
USD	645,030	TRY	2,310,390	Bank of America N.A.	7/14/17	(9,591)
MYR	1,037,505	USD	241,000	BNP Paribas S.A.	7/17/17	(43)
USD	564,599	EUR	500,000	Goldman Sachs International	7/17/17	(6,827)
USD	397,180	GBP	310,500	JPMorgan Chase Bank N.A.	7/17/17	(7,387)
USD	508,000	MYR	2,192,020	Morgan Stanley & Co. International PLC	7/17/17	(1,089)
MXN	6,357,762	USD	352,000	Barclays Bank PLC	7/21/17	(2,576)
ZAR	1,303,895	USD	100,176	BNP Paribas S.A.	7/21/17	(780)
ZAR	221,220	USD	17,000	Barclays Bank PLC	7/21/17	(137)
ZAR	3,276,244	USD	251,824	Barclays Bank PLC	7/21/17	(2,078)
IDR	5,456,060,000	USD	409,000	BNP Paribas S.A.	7/24/17	(593)
IDR	12,606,300,000	USD	945,000	JPMorgan Chase Bank N.A.	7/24/17	(1,371)
USD	220,703	ARS	3,714,426	BNP Paribas S.A.	7/26/17	(392)
MXN	6,315,783	USD	349,000	Morgan Stanley & Co. International PLC	7/27/17	(2,213)
ARS	1,851,505	USD	113,000	BNP Paribas S.A.	7/28/17	(2,904)
ARS	2,780,050	USD	169,000	Citibank N.A.	7/28/17	(3,690)
CLP	132,164,974	USD	199,333	BNP Paribas S.A.	7/28/17	(359)
CLP	132,660,000	USD	200,000	BNP Paribas S.A.	7/28/17	(281)
CLP	46,266,365	USD	69,767	Bank of America N.A.	7/28/17	(113)
CLP	19,829,680	USD	29,900	Goldman Sachs International	7/28/17	(46)
TRY	451,778	USD	127,898	BNP Paribas S.A.	7/28/17	(397)
TRY	853,276	USD	241,701	BNP Paribas S.A.	7/28/17	(888)
TRY	853,515	USD	241,701	Goldman Sachs International	7/28/17	(820)
TRY	853,128	USD	241,701	JPMorgan Chase Bank N.A.	7/28/17	(930)
USD	282,000	ARS	5,033,700	BNP Paribas S.A.	7/28/17	(17,319)
BRL	3,312,882	USD	999,361	BNP Paribas S.A.	8/02/17	(5,235)
BRL	158,820	USD	48,413	Goldman Sachs International	8/02/17	(755)
USD	373,200	BRL	1,247,197	BNP Paribas S.A.	8/02/17	(1,058)
USD	1,039,992	BRL	3,471,702	BNP Paribas S.A.	8/02/17	(1,793)
USD	317,345	EUR	289,808	JPMorgan Chase Bank N.A.	8/02/17	(14,133)
USD	318,057	EUR	290,493	JPMorgan Chase Bank N.A.	8/02/17	(14,204)
COP	1,074,532,000	USD	353,000	Barclays Bank PLC	8/09/17	(2,116)
USD	354,049	EUR	324,518	Bank of America N.A.	8/11/17	(17,301)
USD	344,904	EUR	306,984	Citibank N.A.	8/11/17	(6,382)
USD	648,248	TRY	2,310,390	Goldman Sachs International	8/11/17	(1,233)
USD	1,237,000	IDR	16,849,919,200	BNP Paribas S.A.	8/15/17	(21,639)
CHF	27,724	EUR	25,346	BNP Paribas S.A.	8/16/17	(22)
CHF	9,241	EUR	8,448	Credit Suisse International	8/16/17	(7)
CHF	292,894	EUR	267,736	Credit Suisse International	8/16/17	(205)
CHF	120,140	EUR	109,828	Deutsche Bank AG	8/16/17	(92)
EUR	15,000	USD	17,175	Deutsche Bank AG	8/16/17	(6)
EUR	35,000	USD	40,072	Deutsche Bank AG	8/16/17	(10)
EUR	70,000	USD	80,151	Deutsche Bank AG	8/16/17	(28)
GBP	100,000	EUR	114,546	Barclays Bank PLC	8/16/17	(696)
GBP	27,105	EUR	32,041	Citibank N.A.	8/16/17	(1,326)
GBP	52,895	EUR	62,534	Deutsche Bank AG	8/16/17	(2,594)
GBP	90,000	EUR	106,053	Deutsche Bank AG	8/16/17	(4,017)
IDR	3,278,618,342	USD	245,002	JPMorgan Chase Bank N.A.	8/16/17	(127)
JPY	15,000,000	GBP	104,935	Barclays Bank PLC	8/16/17	(3,253)
JPY	7,000,000	USD	63,047	Citibank N.A.	8/16/17	(702)
MXN	700,000	USD	38,854	Credit Suisse International	8/16/17	(539)
MXN	400,000	USD	21,932	Deutsche Bank AG	8/16/17	(37)
NOK	631,938	EUR	66,819	Barclays Bank PLC	8/16/17	(726)
NOK	1,000,000	EUR	106,692	Citibank N.A.	8/16/17	(2,241)
NOK	268,062	EUR	28,343	JPMorgan Chase Bank N.A.	8/16/17	(306)
RUB	2,300,000	USD	39,316	Citibank N.A.	8/16/17	(651)

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	25

Consolidated Schedule of Investments (continued)

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	1,200,000	USD	20,436	JPMorgan Chase Bank N.A.	8/16/17	$(263)
USD	109,183	CAD	150,000	UBS AG	8/16/17	(6,571)
USD	61,861	CHF	60,000	UBS AG	8/16/17	(874)
USD	473,943	EUR	420,000	Bank of America N.A.	8/16/17	(6,793)
USD	279,528	EUR	250,000	Barclays Bank PLC	8/16/17	(6,625)
USD	180,235	EUR	165,000	Citibank N.A.	8/16/17	(8,625)
USD	194,372	EUR	170,000	Citibank N.A.	8/16/17	(212)
USD	129,062	GBP	100,000	Barclays Bank PLC	8/16/17	(1,353)
USD	229,320	GBP	180,000	Citibank N.A.	8/16/17	(5,426)
USD	401,916	GBP	310,000	Citibank N.A.	8/16/17	(2,369)
USD	72,720	GBP	56,050	Deutsche Bank AG	8/16/17	(377)
USD	134,870	GBP	103,950	HSBC Bank USA N.A.	8/16/17	(696)
USD	208,008	GBP	160,000	HSBC Bank USA N.A.	8/16/17	(655)
USD	353,791	IDR	4,746,106,141	Goldman Sachs International	8/16/17	(688)
USD	1,036,417	IDR	13,903,528,326	Goldman Sachs International	8/16/17	(2,015)
USD	1,071,337	IDR	14,371,983,875	Goldman Sachs International	8/16/17	(2,083)
USD	42,029	MXN	800,000	Deutsche Bank AG	8/16/17	(1,760)
USD	17,105	SEK	145,000	Deutsche Bank AG	8/16/17	(147)
USD	40,686	SEK	345,000	Deutsche Bank AG	8/16/17	(360)
USD	83,752	SEK	710,000	Deutsche Bank AG	8/16/17	(720)
USD	124,372	SEK	1,100,000	UBS AG	8/16/17	(6,500)
USD	36,958	TRY	135,000	Deutsche Bank AG	8/16/17	(939)
USD	38,525	TRY	140,000	JPMorgan Chase Bank N.A.	8/16/17	(776)
USD	38,576	TRY	140,000	JPMorgan Chase Bank N.A.	8/16/17	(725)
USD	2,962,444	TRY	10,600,069	BNP Paribas S.A.	8/21/17	(9,028)
COP	1,068,259,500	USD	350,000	UBS AG	8/22/17	(1,712)
ARS	2,385,720	USD	141,000	BNP Paribas S.A.	8/23/17	(1,038)
USD	92,841	RUB	5,595,090	Credit Suisse International	9/15/17	(607)
USD	281,933	RUB	17,213,400	Credit Suisse International	9/15/17	(5,562)
EUR	3,155,000	USD	3,620,886	Citibank N.A.	9/20/17	(2,894)
JPY	404,223,017	EUR	3,155,000	Citibank N.A.	9/20/17	(12,138)
JPY	706,860,000	USD	6,316,834	Citibank N.A.	9/20/17	(11,318)
JPY	1,340,435,000	USD	12,007,139	Citibank N.A.	9/20/17	(49,843)
JPY	790,060,000	USD	7,199,157	JPMorgan Chase Bank N.A.	9/20/17	(151,459)
JPY	1,140,014,400	USD	10,289,227	JPMorgan Chase Bank N.A.	9/20/17	(119,774)
JPY	28,490,000	USD	254,383	Morgan Stanley & Co. International PLC	9/20/17	(239)
KRW	66,280,000	USD	58,647	JPMorgan Chase Bank N.A.	9/20/17	(708)
MXN	24,256,783	USD	1,320,701	HSBC Bank USA N.A.	9/20/17	(170)
MXN	11,292,988	USD	619,000	JPMorgan Chase Bank N.A.	9/20/17	(4,213)
USD	210,000	CAD	277,151	Bank of America N.A.	9/20/17	(3,980)
USD	2,404,013	CAD	3,125,000	Citibank N.A.	9/20/17	(8,705)
USD	98,451	CAD	130,000	UBS AG	9/20/17	(1,918)
USD	472,630	EUR	420,000	Barclays Bank PLC	9/20/17	(9,004)
USD	4,760,166	EUR	4,250,000	Citibank N.A.	9/20/17	(113,516)
USD	5,001,953	EUR	4,390,000	Citibank N.A.	9/20/17	(32,275)
USD	918,659	EUR	820,000	Goldman Sachs International	9/20/17	(21,675)
USD	7,484,834	EUR	6,681,000	Goldman Sachs International	9/20/17	(176,595)
USD	1,661,029	EUR	1,480,000	HSBC Bank USA N.A.	9/20/17	(36,159)
USD	8,706,652	EUR	7,750,000	JPMorgan Chase Bank N.A.	9/20/17	(180,651)
USD	3,576,474	GBP	2,800,000	Bank of America N.A.	9/20/17	(78,981)
USD	4,480,874	GBP	3,485,000	Citibank N.A.	9/20/17	(68,861)
USD	142,979	GBP	110,000	HSBC Bank USA N.A.	9/20/17	(628)
USD	960,488	GBP	750,000	JPMorgan Chase Bank N.A.	9/20/17	(18,651)
USD	3,503,780	GBP	2,730,000	UBS AG	9/20/17	(60,287)
USD	795,458	IDR	10,699,700,000	JPMorgan Chase Bank N.A.	9/20/17	(621)
USD	38,695	TRY	140,000	Bank of America N.A.	9/20/17	(225)
USD	826,053	TRY	2,978,706	Bank of America N.A.	9/20/17	(2,040)
USD	895,847	TRY	3,224,019	Citibank N.A.	9/20/17	(444)
ZAR	820,000	USD	62,688	Citibank N.A.	9/20/17	(811)
ARS	2,431,545	USD	141,000	BNP Paribas S.A.	9/25/17	(843)
USD	3,885,468	TRY	14,141,162	BNP Paribas S.A.	10/23/17	(10,820)
USD	57,199	EUR	53,023	Citibank N.A.	2/21/18	(4,133)
USD	69,521	EUR	64,665	Deutsche Bank AG	2/21/18	(5,278)

See Notes to Consolidated Financial Statements.

26	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	64,822	EUR	60,296	Morgan Stanley & Co. International PLC	2/21/18	$(4,924)
TRY	5,947,838	USD	1,543,009	BNP Paribas S.A.	6/25/18	(3,372)

						(1,500,040)
Net Unrealized Appreciation						$282,950

Interest Rate Caps Purchased
Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
5Y — 2Y CMS Index Cap[1]	0.31%	Goldman Sachs International	3/13/18	USD	13,200	$9,680	$16,104	$(6,424)
[1] The Fund pays the upfront premium and receives the greater of the exercise rate minus the difference of the 5-year CMS Index and 2-year CMS Index or $0.

Exchange-Traded Options Purchased
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Nikkei 225 Index	Call	7/14/17	JPY	20,125.00	6	$8,535
10 Year U.S. Treasury Note	Call	7/21/17	USD	128.00	201	6,281
NASDAQ 100 Stock Index (NDQ)	Call	7/21/17	USD	6,025.00	8	3,340
SPDR S&P 500 ETF Trust	Call	7/21/17	USD	247.00	1,147	24,660
Powershares QQQ Trust Series 1	Call	8/18/17	USD	146.00	97	3,056
JPMorgan Chase & Co.	Call	10/20/17	USD	95.00	61	11,560
Eurodollar 1-Year Mid-Curve Options	Put	10/13/17	USD	98.00	173	18,381
Total						$75,813

OTC Barrier Options Purchased
Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Strike Price		Barrier Price/Range	Notional Amount (000)		Value
USD Currency	Call	One-Touch	Goldman Sachs International	4/09/18	USD	140.00	—	USD	70	$472
USD Currency	Call	One-Touch	Citibank N.A.	11/10/17	JPY	125.00	—	USD	100	1,584
USD Currency	Call	Down and Out	BNP Paribas S.A.	7/03/17	TRY	3.50	—	USD	753	590
Total										$2,646

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Goldman Sachs International	Put	2.10%	Pay	3-Month LIBOR	9/27/17	USD	2,620	$9,470
1-Year Interest Rate Swap	Goldman Sachs International	Put	1.60%	Pay	3-Month LIBOR	10/04/17	USD	37,280	12,986
5-Year Interest Rate Swap	Goldman Sachs International	Put	0.45%	Pay	3-Month LIBOR	11/06/17	EUR	5,300	20,872
Total									$43,328

OTC Options Purchased
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Barclays Bank PLC	7/03/17	MXN	19.00	USD	382	—
USD Currency	Call	Morgan Stanley & Co. International PLC	7/03/17	MXN	21.50	USD	315	—
USD Currency	Call	Morgan Stanley & Co. International PLC	7/03/17	MXN	20.00	USD	956	—
USD Currency	Call	Barclays Bank PLC	7/07/17	JPY	111.00	USD	453	$6,038
USD Currency	Call	Deutsche Bank AG	8/07/17	RUB	58.00	USD	353	11,652
USD Currency	Call	HSBC Bank PLC	9/01/17	TWD	30.50	USD	811	6,528

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	27

Consolidated Schedule of Investments (continued)

OTC Options Purchased (continued)
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
EUR Currency	Call	Credit Suisse International	9/05/17	CHF	1.08	EUR	2,120	$36,265
USD Currency	Call	JPMorgan Chase Bank N.A.	9/15/17	KRW	1,180.00	USD	1,691	11,414
USD Currency	Call	Citibank N.A.	11/10/17	JPY	118.00	USD	1,300	4,849
EUR Currency	Call	Citibank N.A.	12/04/17	USD	1.20	EUR	6,040	35,052
EUR Currency	Call	Morgan Stanley & Co. International PLC	3/05/18	CHF	1.10	EUR	2,120	28,833
GBP Currency	Call	UBS AG	4/17/18	USD	1.35	GBP	710	16,049
EUR Currency	Put	JPMorgan Chase Bank N.A.	7/06/17	MXN	20.80	EUR	515	6,084
USD Currency	Put	Citibank N.A.	7/06/17	BRL	3.18	USD	622	2
AUD Currency	Put	Barclays Bank PLC	7/27/17	USD	0.75	AUD	654	709
AUD Currency	Put	JPMorgan Chase Bank N.A.	7/27/17	USD	0.72	AUD	654	25
USD Currency	Put	HSBC Bank PLC	7/28/17	CNH	6.88	USD	1,096	14,597
EUR Currency	Put	BNP Paribas S.A.	8/25/17	USD	1.12	EUR	498	1,816
USD Currency	Put	Citibank N.A.	8/25/17	TRY	3.52	USD	1,242	11,777
EUR Currency	Put	JPMorgan Chase Bank N.A.	8/29/17	MXN	20.50	EUR	430	5,174
USD Currency	Put	Deutsche Bank AG	9/01/17	CNH	6.80	USD	1,096	5,800
EUR Currency	Put	UBS AG	10/19/17	SEK	9.20	EUR	1,470	2,488
Total								$205,152

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
JPMorgan Chase & Co.	Call	10/20/17	USD	100.00	61	$(4,545)
Powershares QQQ Trust Series 1	Put	7/21/17	USD	135.00	41	(5,248)
Eurodollar 1-Year Mid-Curve Options	Put	10/13/17	USD	97.50	79	(987)
Eurodollar 1-Year Mid-Curve Options	Put	10/13/17	USD	97.63	173	(3,244)
Total						$(14,024)

OTC Interest Rate Swaptions Written
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Goldman Sachs International	Put	2.55%	Receive	3-Month LIBOR	8/07/17	USD	2,570	$(25)
5-Year Interest Rate Swap	Goldman Sachs International	Put	0.75%	Receive	3-Month LIBOR	11/06/17	EUR	5,300	(5,059)
Total									$(5,084)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Goldman Sachs International	7/03/17	MXN	22.60	USD	630	—
USD Currency	Call	Morgan Stanley & Co. International PLC	7/03/17	MXN	19.00	USD	382	—
USD Currency	Call	Citibank N.A.	7/06/17	BRL	3.31	USD	622	$(3,498)
USD Currency	Call	Deutsche Bank AG	7/17/17	ZAR	14.00	USD	318	(318)
USD Currency	Call	Citibank N.A.	7/27/17	TRY	3.65	USD	1,242	(4,592)
TRY Currency	Call	BNP Paribas S.A.	7/28/17	ZAR	3.68	TRY	1,298	(6,442)
USD Currency	Put	Deutsche Bank AG	7/28/17	CNH	6.88	USD	1,096	(14,695)
USD Currency	Call	Barclays Bank PLC	8/10/17	BRL	3.40	USD	324	(3,416)
EUR Currency	Call	JPMorgan Chase Bank N.A.	8/29/17	MXN	21.50	EUR	430	(4,413)
EUR Currency	Call	Morgan Stanley & Co. International PLC	9/05/17	CHF	1.08	EUR	2,120	(39,127)
USD Currency	Call	JPMorgan Chase Bank N.A.	9/15/17	KRW	1,292.00	USD	1,691	(744)
USD Currency	Call	Citibank N.A.	11/10/17	JPY	123.00	USD	2,600	(1,880)
USD Currency	Put	Deutsche Bank AG	7/17/17	ZAR	13.00	USD	318	(2,611)
AUD Currency	Put	Barclays Bank PLC	7/27/17	USD	0.72	AUD	654	(25)
USD Currency	Put	Barclays Bank PLC	8/10/17	BRL	3.30	USD	324	(3,955)
USD Currency	Put	HSBC Bank PLC	9/01/17	TWD	30.00	USD	811	(2,543)
Total								$(88,259)

See Notes to Consolidated Financial Statements.

28	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)

Centrally Cleared Credit Default Swaps — Sell Protection
Issuer / Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation
Dow Jones CDX North America High Yield Index, Series 28, Version 1	5.00%	6/20/22	B	USD	902	$(1,936)
Markit CDX North America High Yield Index, Series 28, Version 1	1.00%	6/20/22	BBB+	USD	13,872	(28,439)
Markit iTraxx Europe, Series 27, Version 1	1.00%	6/20/22	BB-	USD	1,480	(3,005)
Total						$(33,380)

[1] Using Standard & Poor’s (“S&P’s”) rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Effective Date		Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.19%[2]	3-Month LIBOR	12/31/17	[3]	1/31/18	USD	67,574	$3,053
1.19%[2]	3-Month LIBOR	11/14/17	[3]	11/14/18	USD	8,063	(31,545)
1.42%[1]	3-Month LIBOR	N/A		12/31/18	USD	18,500	30,422
1.59%[1]	3-Month LIBOR	N/A		12/31/18	USD	15,000	(11,553)
7.36%[1]	28-day MXIBTIIE	N/A		1/28/19	MXN	94,316	(29,863)
1.75%[2]	3-Month LIBOR	7/06/17	[3]	3/31/19	USD	9,000	26,481
1.74%[2]	3-Month LIBOR	7/06/17	[3]	3/31/19	USD	13,000	37,584
1.60%[1]	3-Month LIBOR	7/06/17	[3]	3/31/19	USD	3,750	(550)
1.65%[2]	3-Month LIBOR	7/06/17	[3]	3/31/19	USD	18,000	22,952
1.39%[1]	3-Month LIBOR	11/14/18	[3]	11/14/19	USD	8,063	36,186
7.32%[2]	28-day MXIBTIIE	N/A		2/20/20	MXN	86,539	65,084
7.16%[2]	28-day MXIBTIIE	N/A		4/29/20	MXN	83,160	49,329
7.45%[2]	28-day MXIBTIIE	N/A		5/28/20	MXN	16,100	16,727
1.95%[1]	3-Month LIBOR	N/A		5/31/21	USD	7,250	(30,721)
0.97%[1]	3-Month LIBOR	N/A		6/30/21	USD	6,630	224,299
1.26%[2]	3-Month LIBOR	N/A		7/07/21	USD	5,955	(171,292)
1.17%[1]	3-Month LIBOR	N/A		7/22/21	USD	3,250	87,316
2.14%[2]	3-Month LIBOR	7/06/17	[3]	8/31/21	USD	20,500	220,734
2.11%[1]	3-Month LIBOR	7/06/17	[3]	8/31/21	USD	16,500	(158,392)
2.15%[1]	3-Month LIBOR	7/06/17	[3]	8/31/21	USD	1,650	(18,881)
1.96%[2]	3-Month LIBOR	7/06/17	[3]	8/31/21	USD	7,500	27,088
1.20%[2]	3-Month LIBOR	N/A		9/12/21	USD	1,635	(44,183)
1.24%[1]	3-Month LIBOR	N/A		9/23/21	USD	8,049	208,494
(0.09%)[2]	6-Month JPY LIBOR	N/A		10/03/21	JPY	700,000	(47,897)
1.16%[1]	3-Month LIBOR	N/A		10/03/21	USD	500	14,640
1.81%[2]	3-Month LIBOR	10/04/17	[3]	11/30/21	USD	15,000	(69,847)
0.20%[2]	6-Month EURIBOR	N/A		2/03/22	EUR	410	(546)
0.43%[1]	3-Month STIBOR	N/A		2/03/22	SEK	3,930	(1,715)
7.45%[2]	28-day MXIBTIIE	N/A		3/07/22	MXN	29,521	42,804
7.47%[2]	28-day MXIBTIIE	N/A		3/07/22	MXN	14,760	22,213
7.48%[2]	28-day MXIBTIIE	N/A		3/07/22	MXN	14,760	22,540
7.27%[2]	28-day MXIBTIIE	N/A		3/21/22	MXN	17,000	17,969
2.02%[2]	3-Month LIBOR	N/A		5/11/22	USD	9,283	37,583
0.22%[2]	6-Month EURIBOR	N/A		5/26/22	EUR	350	(939)
7.16%[2]	28-day MXIBTIIE	N/A		6/01/22	MXN	35,124	29,213
2.16%[2]	3-Month LIBOR	9/29/17	[3]	9/29/22	USD	1,860	14,044
1.70%[1]	3-Month LIBOR	N/A		5/05/26	USD	6,150	257,104
1.71%[1]	3-Month LIBOR	N/A		5/05/26	USD	92	3,808
1.72%[1]	3-Month LIBOR	N/A		5/25/26	USD	220	8,971
1.73%[1]	3-Month LIBOR	N/A		5/25/26	USD	290	11,658
1.74%[1]	3-Month LIBOR	N/A		5/25/26	USD	210	8,246
1.73%[1]	3-Month LIBOR	N/A		5/26/26	USD	740	29,362
1.40%[2]	3-Month LIBOR	N/A		7/05/26	USD	3,199	(218,584)
(0.03)%[2]	6-Month JPY LIBOR	N/A		7/21/26	JPY	305,000	(62,592)
0.64%[2]	6-Month JPY LIBOR	N/A		9/20/26	JPY	60,000	6,434
0.04%[2]	6-Month JPY LIBOR	N/A		9/29/26	JPY	475,000	(75,977)
1.45%[2]	3-Month LIBOR	N/A		10/03/26	USD	5,890	(393,530)
0.09%[2]	6-Month JPY LIBOR	N/A		11/02/26	JPY	88,000	(10,800)
1.76%[1]	3-Month LIBOR	N/A		11/10/26	USD	1,363	56,154
1.74%[1]	3-Month LIBOR	N/A		11/16/26	USD	6,380	252,104
2.37%[1]	3-Month LIBOR	N/A		12/15/26	USD	920	(9,947)
0.25%[2]	6-Month JPY LIBOR	N/A		1/04/27	JPY	500,000	899

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	29

Consolidated Schedule of Investments (continued)

Centrally Cleared Interest Rate Swaps (continued)
Fixed Rate	Floating Rate	Effective Date		Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.36%[2]	3-Month LIBOR	1/10/22	[3]	1/10/27	USD	8,604	$(72,835)
1.80%[1]	3-Month LIBOR	N/A		1/30/27	USD	2,520	70,758
1.80%[1]	3-Month LIBOR	N/A		1/31/27	USD	2,600	76,067
7.64%[2]	28-day MXIBTIIE	N/A		3/10/27	MXN	70,000	128,018
7.51%[2]	28-day MXIBTIIE	N/A		3/15/27	MXN	17,500	23,441
0.29%[1]	6-Month JPY LIBOR	N/A		3/16/27	JPY	110,000	(3,298)
2.53%[2]	3-Month LIBOR	N/A		4/17/27	USD	1,880	45,137
2.44%[1]	3-Month LIBOR	N/A		4/24/27	USD	1,012	16,488
2.44%[2]	3-Month LIBOR	N/A		4/24/27	USD	1,012	(16,506)
2.40%[2]	3-Month LIBOR	N/A		5/04/27	USD	965	11,846
1.11%[1]	3-Month STIBOR	N/A		5/17/27	SEK	1,990	2,294
7.38%[2]	28-day MXIBTIIE	N/A		5/25/27	MXN	3,277	2,531
7.41%[2]	28-day MXIBTIIE	N/A		5/25/27	MXN	20,139	18,351
0.24%[2]	6-Month JPY LIBOR	N/A		5/31/27	JPY	26,000	(590)
2.16%[2]	3-Month LIBOR	N/A		6/20/27	USD	3,190	(41,760)
2.18%[2]	3-Month LIBOR	N/A		6/20/27	USD	3,180	(38,724)
2.55%[2]	3-Month LIBOR	N/A		6/20/27	USD	730	18,539
3.20%[1]	6-Month WIBOR	9/20/27	[3]	9/20/27	PLN	1,700	(13,910)
0.36%[2]	6-Month JPY LIBOR	N/A		10/03/36	JPY	500,000	(231,470)
7.82%[1]	28-day MXIBTIIE	N/A		3/04/37	MXN	7,086	9,898
7.92%[2]	28-day MXIBTIIE	N/A		5/01/37	MXN	9,225	18,182
7.95%[2]	28-day MXIBTIIE	N/A		5/01/37	MXN	8,488	18,243
0.30%[1]	6-Month JPY LIBOR	N/A		7/22/46	JPY	85,000	105,224
0.56%[1]	6-Month JPY LIBOR	N/A		11/02/46	JPY	28,000	18,166
2.62%[1]	3-Month LIBOR	N/A		5/11/47	USD	1,724	(33,596)
0.81%[1]	6-Month JPY LIBOR	N/A		5/31/47	JPY	11,000	766
Total							$633,401

[1] Fund pays a fixed rate and receives the floating rate.
[2] Fund pays a floating rate and receives the fixed rate.
[3] Forward Swap.

Centrally Cleared Inflation Swaps
Reference Entity	Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
UK Retail Price Index All Items Monthly	3.53%[1]	11/15/21	GBP	393	$(1,436)
UK Retail Price Index All Items Monthly	3.57%[2]	11/15/26	GBP	393	7,723
Total					$6,287

[1] The Fund pays the fixed rate and receives the floating rate.
[2] The Fund pays the floating rate and receives the fixed rate.

OTC Credit Default Swaps — Buy Protection
Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Federation of Russia	1.00%	Bank of America N.A.	12/20/21	USD	55	$1,217	$2,912	$(1,695)
LafargeHolcim Ltd.	1.00%	Citibank N.A.	12/20/21	EUR	123	(2,058)	(347)	(1,711)
Time Warner, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	125	(3,676)	(1,873)	(1,803)
Auchan Holding S.A.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	EUR	120	(3,830)	(2,493)	(1,337)
Daimler AG	1.00%	Citibank N.A.	6/20/22	EUR	100	(3,320)	(2,607)	(713)
Federal Republic of Brazil	1.00%	Goldman Sachs International	6/20/22	USD	82	5,190	5,046	144
Federal Republic of Brazil	1.00%	Goldman Sachs International	6/20/22	USD	41	2,595	2,523	72
Federal Republic of Brazil	1.00%	Deutsche Bank AG	6/20/22	USD	41	2,596	2,515	81
Federal Republic of Brazil	1.00%	Goldman Sachs International	6/20/22	USD	82	5,191	4,998	193
Federal Republic of Brazil	1.00%	Goldman Sachs International	6/20/22	USD	82	5,191	4,998	193
Federal Republic of Brazil	1.00%	Goldman Sachs International	6/20/22	USD	82	5,165	5,008	157
Federal Republic of Brazil	1.00%	Goldman Sachs International	6/20/22	USD	50	3,191	3,105	86

See Notes to Consolidated Financial Statements.

30	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)

OTC Credit Default Swaps — Buy Protection (continued)
Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Heidelbergcement AG	5.00%	Goldman Sachs International	6/20/22	EUR	120	$(29,292)	$(26,015)	$(3,277)
ITV PLC	5.00%	Barclays Bank PLC	6/20/22	EUR	75	(16,487)	(13,995)	(2,492)
Metro AG	1.00%	JPMorgan Chase Bank N.A.	6/20/22	EUR	100	341	1,346	(1,005)
Metro AG	1.00%	Citibank N.A.	6/20/22	EUR	70	239	77	162
Pernod Ricard S.A.	1.00%	Citibank N.A.	6/20/22	EUR	114	(3,608)	(2,401)	(1,207)
Pernod Ricard S.A.	1.00%	Citibank N.A.	6/20/22	EUR	11	(348)	(232)	(116)
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	218	(17,020)	(16,239)	(781)
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	634	(49,520)	(29,247)	(20,273)
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	111	(8,666)	(9,116)	450
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	85	(6,636)	(6,981)	345
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	119	(9,291)	(9,609)	318
Republic of Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	2,050	(23,340)	(5,178)	(18,162)
Republic of South Africa	1.00%	Citibank N.A.	6/20/22	USD	1,263	54,195	61,697	(7,502)
Republic of South Africa	1.00%	Bank of America N.A.	6/20/22	USD	560	24,030	27,356	(3,326)
Republic of South Africa	1.00%	Goldman Sachs International	6/20/22	USD	344	14,760	16,767	(2,007)
Republic of South Africa	1.00%	Barclays Bank PLC	6/20/22	USD	266	11,414	12,851	(1,437)
TDC A/S	1.00%	BNP Paribas S.A.	6/20/22	EUR	100	(223)	1,032	(1,255)
Tesco PLC	1.00%	Credit Suisse International	6/20/22	EUR	50	1,430	1,838	(408)
Tesco PLC	1.00%	Credit Suisse International	6/20/22	EUR	50	1,430	1,787	(357)
Tesco PLC	1.00%	Credit Suisse International	6/20/22	EUR	20	572	496	76
Total Capital S.A.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	EUR	100	(3,480)	(2,547)	(933)
Valeo S.A.	1.00%	Bank of America N.A.	6/20/22	EUR	47	(1,432)	(952)	(480)
Total						$(43,480)	$26,520	$(70,000)

OTC Credit Default Swaps — Sell Protection
Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Atlantia Spa	1.00%	JPMorgan Chase Bank N.A.	6/20/22	BBB+	EUR	60	$858	$193	$665
Atlantia Spa	1.00%	Societe Generale	6/20/22	BBB+	EUR	20	286	65	221
BP Capital Markets America, Inc.	1.00%	Goldman Sachs International	6/20/22	A-	EUR	100	2,281	1,313	968
Enel Spa	1.00%	Goldman Sachs International	6/20/22	BBB	EUR	120	2,102	186	1,916
Finmeccanica Finance S.A.	5.00%	Goldman Sachs International	6/20/22	NR	EUR	80	19,064	14,180	4,884
Finmeccanica Finance S.A.	5.00%	Goldman Sachs International	6/20/22	NR	EUR	10	2,252	1,825	427
Imperial Brands PLC	1.00%	Citibank N.A.	6/20/22	BBB+	EUR	35	905	679	226
Imperial Brands PLC	1.00%	Societe Generale	6/20/22	BBB+	EUR	30	775	390	385
Next PLC	1.00%	Barclays Bank PLC	6/20/22	BBB+	EUR	60	(1,199)	(1,177)	(22)
Next PLC	1.00%	Credit Suisse International	6/20/22	BBB+	EUR	65	(1,299)	(575)	(724)
Next PLC	1.00%	Societe Generale	6/20/22	BBB+	EUR	45	(899)	(398)	(501)
Repsol SA	1.00%	Barclays Bank PLC	6/20/22	BBB+	EUR	18	99	(65)	164
Republic of Turkey	1.00%	Deutsche Bank AG	6/20/22	BB+	USD	42	(1,769)	(1,731)	(38)
Republic of Turkey	1.00%	Goldman Sachs International	6/20/22	BB+	USD	82	(3,452)	(3,415)	(37)
Republic of Turkey	1.00%	Goldman Sachs International	6/20/22	BB+	USD	41	(1,727)	(1,690)	(37)
Republic of Turkey	1.00%	Goldman Sachs International	6/20/22	BB+	USD	82	(3,453)	(3,328)	(125)
Republic of Turkey	1.00%	Goldman Sachs International	6/20/22	BB+	USD	83	(3,494)	(3,368)	(126)
Republic of Turkey	1.00%	Goldman Sachs International	6/20/22	BB+	USD	82	(3,474)	(3,493)	19
Republic of Turkey	1.00%	Goldman Sachs International	6/20/22	BB+	USD	38	(1,579)	(1,613)	34
Rolls-Royce PLC	1.00%	Goldman Sachs International	6/20/22	BBB+	EUR	105	2,069	315	1,754
Royal Dutch Shell Plc Class A	1.00%	Bank of America N.A.	6/20/22	A	EUR	100	2,949	1,847	1,102
Telecom Italia Spa	1.00%	Barclays Bank PLC	6/20/22	BB+	EUR	22	(499)	(538)	39
Telecom Italia Spa	1.00%	BNP Paribas S.A.	6/20/22	BB+	EUR	27	(612)	(856)	244
Telecom Italia Spa	1.00%	Credit Suisse International	6/20/22	BB+	EUR	22	(499)	(523)	24
Telecom Italia Spa	1.00%	Goldman Sachs International	6/20/22	BB+	EUR	51	(1,156)	(1,849)	693
Markit CMBX North America	3.00%	Deutsche Bank AG	9/17/58	BBB	USD	1,350	(158,569)	(143,083)	(15,486)
Total							$(150,040)	$(146,709)	$(3,331)

[1] Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	31

Consolidated Schedule of Investments (continued)

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Effective Date		Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A		7/03/17	BRL	395	$(303)	—	$(303)
13.11%[1]	1-day BZDIOVER	Citibank N.A.	N/A		7/03/17	BRL	5,759	(6,722)	—	(6,722)
13.13%[1]	1-day BZDIOVER	Bank of America N.A.	N/A		7/03/17	BRL	4,799	(5,828)	—	(5,828)
9.50%[1]	1-day BZDIOVER	Bank of America N.A.	N/A		10/02/17	BRL	12,967	(361)	—	(361)
8.98%[1]	1-day BZDIOVER	Citibank N.A.	N/A		1/02/18	BRL	3,665	1,751	—	1,751
9.62%[1]	1-day BZDIOVER	Citibank N.A.	N/A		1/02/18	BRL	4,225	(1,098)	—	(1,098)
9.63%[1]	1-day BZDIOVER	Citibank N.A.	N/A		1/02/18	BRL	4,225	(1,162)	—	(1,162)
9.98%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A		1/02/18	BRL	11,700	(7,943)	—	(7,943)
9.99%[1]	1-day BZDIOVER	Citibank N.A.	N/A		1/02/18	BRL	11,700	(8,070)	—	(8,070)
1.51%[2]	3-Month KRW CDC	Citibank N.A.	N/A		3/17/18	KRW	2,500	1	—	1
7.06%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	N/A		11/21/18	MXN	36,000	298	—	298
7.07%[2]	28-day MXIBTIIE	Citibank N.A.	N/A		11/21/18	MXN	30,000	482	—	482
6.92%[2]	28-day MXIBTIIE	UBS AG	N/A		11/28/18	MXN	13,884	(1,261)	—	(1,261)
6.98%[2]	28-day MXIBTIIE	Citibank N.A.	N/A		11/28/18	MXN	51,200	(2,262)	—	(2,262)
6.98%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	N/A		11/28/18	MXN	29,045	(1,283)	—	(1,283)
6.94%[2]	28-day MXIBTIIE	BNP Paribas S.A.	N/A		11/29/18	MXN	26,116	(1,964)	—	(1,964)
9.28%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A		1/02/19	BRL	9,530	9,492	—	9,492
9.39%[2]	1-day BZDIOVER	Goldman Sachs International	N/A		1/02/19	BRL	6,608	12,833	—	12,833
1.21%[2]	1-day BZDIOVER	BNP Paribas S.A.	N/A		8/17/19	KRW	1,600,000	(12,062)	—	(12,062)
1.21%[2]	3-Month KRW CDC	JPMorgan Chase Bank N.A.	N/A		8/18/19	KRW	1,600,000	(11,885)	—	(11,885)
9.48%[2]	1-day BZDIOVER	Citibank N.A.	N/A		1/02/20	BRL	2,820	(1,735)	—	(1,735)
9.50%[2]	1-day BZDIOVER	Citibank N.A.	N/A		1/02/20	BRL	2,819	(1,305)	—	(1,305)
9.73%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A		1/02/20	BRL	7,020	6,698	—	6,698
1.69%[2]	3-Month KRW CDC	Goldman Sachs International	9/20/17	[3]	9/20/20	KRW	293,403	(60)	—	(60)
1.69%[2]	3-Month KRW CDC	Citibank N.A.	9/20/17	[3]	9/20/20	KRW	287,650	(40)	—	(40)
1.70%[2]	3-Month KRW CDC	Citibank N.A.	9/20/17	[3]	9/20/20	KRW	284,773	(22)	—	(22)
1.70%[2]	3-Month KRW CDC	Citibank N.A.	9/20/17	[3]	9/20/20	KRW	284,773	(4)	—	(4)
10.31%[1]	1-day BZDIOVER	Goldman Sachs International	N/A		1/04/21	BRL	104	(386)	—	(386)
3.92%[2]	7-day China Fixing Rate	Bank of America N.A.	N/A		4/26/22	CNY	2,200	2,634	—	2,634
3.92%[2]	7-day China Fixing Rate	Deutsche Bank AG	N/A		5/31/22	CNY	440	497	—	497
3.94%[2]	7-day China Fixing Rate	Deutsche Bank AG	N/A		5/31/22	CNY	440	565	—	565
3.78%[2]	7-day China Fixing Rate	Bank of America N.A.	N/A		6/02/22	CNY	2,807	366	—	366
3.81%[2]	7-day China Fixing Rate	Goldman Sachs International	N/A		6/09/22	CNY	446	155	—	155
3.78%[2]	7-day China Fixing Rate	Citibank N.A.	N/A		6/19/22	CNY	454	54	—	54
3.72%[2]	7-day China Fixing Rate	Bank of America N.A.	N/A		6/30/22	CNY	300	(91)	—	(91)
0.94%[1]	CZK 6M PRIBOR	JPMorgan Chase Bank N.A.	12/20/17	[3]	12/20/22	CZK	6,820	2,053	—	2,053
1.26%[2]	6-Month BUBOR	JPMorgan Chase Bank N.A.	12/20/17	[3]	12/20/22	HUF	37,605	(526)	—	(526)
1.26%[2]	6-Month BUBOR	Bank of America N.A.	12/20/17	[3]	12/20/22	HUF	38,115	(516)	—	(516)
7.64%[1]	28-day MXIBTIIE	UBS AG	N/A		11/18/26	MXN	3,541	(6,711)	—	(6,711)
7.71%[1]	28-day MXIBTIIE	BNP Paribas S.A.	N/A		11/19/26	MXN	6,859	(14,846)	—	(14,846)
1.45%[1]	CZK 6M PRIBOR	Citibank N.A.	9/20/17	[3]	9/20/27	CZK	2,570	(1,414)	—	(1,414)
1.45%[1]	CZK 6M PRIBOR	JPMorgan Chase Bank N.A.	9/20/17	[3]	9/20/27	CZK	14,860	(8,179)	—	(8,179)
1.97%[1]	3-Month KRW CDC	Goldman Sachs International	9/20/17	[3]	9/20/27	KRW	94,862	(363)	—	(363)
1.97%[1]	3-Month KRW CDC	Citibank N.A.	9/20/17	[3]	9/20/27	KRW	93,002	(374)	—	(374)
1.98%[1]	3-Month KRW CDC	Citibank N.A.	9/20/17	[3]	9/20/27	KRW	92,071	(389)	—	(389)
1.98%[1]	3-Month KRW CDC	Citibank N.A.	9/20/17	[3]	9/20/27	KRW	92,071	(418)	—	(418)
Total								$(61,704)	—	$(61,704)

[1] Fund pays a fixed rate and receives the floating rate. [2] Fund pays a floating rate and receives the fixed rate. [3] Forward Swap.

Transactions in Options Written for the six months ended June 30, 2017

	Calls
		Notional (000)
	Contracts	AUD	EUR	GBP	MXN	TRY	USD	Premiums Received
Outstanding options, beginning of period	134	—	11,040	—	—	—	8,313	$188,512
Options written	233	1,536	6,369	710	45,625	1,298	25,522	489,190
Options exercised	—	—	—	—	(45,625)	—	(5,806)	(110,593)
Options expired	(147)	(1,536)	(4,598)	—	—	—	(12,196)	(251,873)
Options closed	(159)	—	(10,261)	(710)	—	—	(8,024)	(179,556)

Outstanding options, end of period	61	—	2,550	—	—	1,298	7,809	$135,680

See Notes to Consolidated Financial Statements.

32	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)

	Puts
		Notional (000)
	Contracts	AUD	EUR	GBP	MXN	TRY	USD	Premiums Received
Outstanding options, beginning of period	42	—	4,508	—	—	—	52,284	$353,423
Options written	300	1,422	9,058	4,002	16,292	—	55,089	225,581
Options exercised	—	—	—	—	—	—	(21,418)	(122,489)
Options expired	—	—	(5,023)	(2,993)	(8,470)	—	(29,805)	(131,168)
Options closed	(49)	(768)	(3,243)	(1,009)	(7,822)	—	(51,031)	(266,567)

Outstanding options, end of period	293	654	5,300	—	—	—	5,119	$58,780

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	$56,210	—	$339,188	—	$395,398
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$1,782,990	—	—	1,782,990
Options purchased	Investments at value — unaffiliated[2]	—	—	51,151	207,798	67,990	—	326,939
Interest rate caps	Interest rate caps premiums paid; Unrealized appreciation on interest rate caps	—	—	—	—	16,104	—	16,104
Swaps — centrally cleared	Net unrealized appreciation	—	—	—	—	2,475,444	$7,723	2,483,167
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$193,387	—	—	37,879	—	231,266

Total		—	$193,387	$107,361	$1,990,788	$2,936,605	$7,723	$5,235,864

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$48,921	—	$141,357	—	$190,278
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$1,500,040	—	—	1,500,040
Interest rate caps	Interest rate caps premiums received; Unrealized depreciation on interest rate caps	—	—	—	—	6,424	—	6,424
Options written	Options written at value; Structured options at value	—	—	9,793	88,259	9,315	—	107,367
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$33,380	—	—	1,842,043	$1,436	1,876,859
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	386,907	—	—	99,583	—	486,490

Total		—	$420,287	$58,714	$1,588,299	$2,098,722	$1,436	$4,167,458

[1]    Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2]    Includes options purchased at value as reported in the Consolidated Schedule of Investments.

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	33

Consolidated Schedule of Investments (continued)

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(313,308)	—	$(1,597,206)	—	$(1,910,514)
Forward foreign currency exchange contracts	—	—	—	$285,077	—	—	285,077
Options purchased[1]	—	—	38,020	(693,146)	118,157	—	(536,969)
Options written	—	—	54,189	337,428	(111,931)	—	279,686
Swaps		$(354,610)	343	—	136,171	$2,789	(215,307)

Total	—	$(354,610)	$(220,756)	$(70,641)	$(1,454,809)	$2,789	$(2,098,027)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$(14,859)	—	$149,488	—	$134,629
Forward foreign currency exchange contracts	—	—	—	$396,538	—	—	396,538
Options purchased[1]	—	—	(63,733)	14,998	(767,930)	—	(816,665)
Options written	—	—	861	(21,301)	603,834	—	583,394
Interest rate caps	—	—	—	—	(6,424)	—	(6,424)
Swaps	—	$87,029	2,326	—	308,244	$11,666	409,265

Total	—	$87,029	$(75,405)	$390,235	$287,212	$11,666	$700,737

[1] Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$12,137,220
Average notional value of contracts — short	$97,456,121
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$119,614,942
Average amounts sold — in USD	$113,162,849
Options:
Average value of option contracts purchased	$549,286
Average value of option contracts written	$130,139
Average notional value of swaption contracts purchased	$40,099,697
Average notional value of swaption contracts written	$15,483,697
Average value of interest rate caps purchased	$10,871
Credit default swaps:
Average notional value — buy protection	$25,820,805
Average notional value — sell protection	$5,282,921
Interest rate swaps:
Average notional value — pays fixed rate	$183,789,948
Average notional value — receives fixed rate	$178,114,473
Inflation swaps:
Average notional value — pays	$710,152
Average notional value — receives	$1,424,306
Total return swaps:
Average notional amount	$162,571	[1]
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

34	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Futures contracts	$99,633		$29,997
Forward foreign currency exchange contracts	1,782,990		1,500,040
Interest rate caps[1]	16,104		6,424
Options	326,939	[2]	107,367
Swaps — Centrally cleared	—		135,876
Swaps — OTC[3]	231,266		486,490

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$2,456,932		$2,266,194

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(175,446)		(179,897)

Total derivative assets and liabilities subject to an MNA	$2,281,486		$2,086,297

[1] Includes unrealized appreciation (depreciation) and premiums paid on interest rate caps in the Consolidated Statement of Assets and Liabilities.

[2] Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[3] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid (received) in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$49,350	$(49,350)	—	—	—
Barclays Bank PLC	93,731	(93,731)	—	—	—
BNP Paribas S.A.	143,268	(116,229)	—	—	$27,039
Citibank N.A.	427,154	(403,290)	—	—	23,864
Credit Suisse International	70,689	(9,507)	—	—	61,182
Deutsche Bank AG	212,805	(207,895)	—	—	4,910
Goldman Sachs International	386,980	(283,484)	—	—	103,496
HSBC Bank PLC	135,814	(40,851)	—	—	94,963
JPMorgan Chase Bank N.A.	158,889	(158,889)	—	—	—
Morgan Stanley & Co. International PLC	48,597	(48,597)	—	—	—
Societe Generale	1,061	(899)	—	—	162
Toronto-Dominion Bank	456,553	—	—	—	456,553
UBS AG	96,595	(93,855)	—	—	2,740

	$2,281,486	$(1,506,577)	—	—	$774,909

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$132,273	$(49,350)	—	—	$82,923
Barclays Bank PLC	151,101	(93,731)	—	—	57,370
BNP Paribas S.A.	116,229	(116,229)	—	—	—
Citibank N.A.	403,290	(403,290)	—	—	—
Credit Suisse International	9,507	(9,507)	—	—	—
Deutsche Bank AG	207,895	(207,895)	—	—	—
Goldman Sachs International	283,484	(283,484)	—	—	—
HSBC Bank PLC	40,851	(40,851)	—	—	—
JPMorgan Chase Bank N.A.	587,614	(158,889)	—	—	428,725
Morgan Stanley & Co. International PLC	50,132	(48,597)	—	—	1,535
Societe Generale	899	(899)	—	—	—
Royal Bank of Scotland PLC	9,167	—	—	—	9,167
UBS AG	93,855	(93,855)	—	—	—

	$2,086,297	$(1,506,577)	—	—	$579,720

[1] The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities to an MNA.
[2] Net amount represents the net amount receivable from the counterparty in the event of default.
[3] Net amount represents the net amount payable due to counterparty in the event of default.

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	35

Consolidated Schedule of Investments (concluded)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$113,548	—	$113,548
Common Stocks	$186,359	—	—	186,359
Corporate Bonds	—	51,450,270	—	51,450,270
Foreign Agency Obligations	—	86,162,781	—	86,162,781
Investment Companies	2,179,901	—	—	2,179,901
Municipal Bonds	—	4,618,711	—	4,618,711
Non-Agency Mortgage-Backed Securities	—	5,436,694	$130,163	5,566,857
Preferred Securities	—	2,354,576	—	2,354,576
U.S. Government Sponsored Agency Securities	—	29,815,093	—	29,815,093
U.S. Treasury Obligations	—	25,322,358	—	25,322,358
Warrants	12,000	—		12,000
Short-Term Securities	1,026,065	9,915,661	—	10,941,726
Options Purchased:
Foreign currency exchange contracts	—	207,798	—	207,798
Equity Contracts	51,151	—	—	51,151
Interest rate contracts	24,662	43,328	—	67,990

Total	$3,480,138	$215,440,818	$130,163	$219,051,119

Liabilities:
Investments:
Borrowed Bonds	—	(9,786,436)	—	(9,786,436)
TBA Sale Commitments	—	(9,454,662)	—	(9,454,662)

Total	$3,480,138	$196,199,720	$130,163	$199,810,021

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$1,782,990	—	$1,782,990
Credit contracts	—	16,042	—	16,042
Equity contracts	$56,210	—	—	56,210
Interest rate contracts	339,188	2,513,323	—	2,852,511
Other contracts	—	7,723	—	7,723
Liabilities:
Foreign currency exchange contracts	—	(1,588,299)	—	(1,588,299)
Credit contracts	—	(122,753)	—	(122,753)
Equity contracts	(58,714)	—	—	(58,714)
Interest rate contracts	(145,588)	(1,953,134)	—	(2,098,722)
Other contracts	—	(1,436)	—	(1,436)

Total	$191,096	$654,456	—	$845,552

[1] Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $43,593,034 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Consolidated Financial Statements.

36	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Consolidated Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $215,050,013)	$217,262,845
Investments at value — affiliated (cost — $1,750,033)	1,788,274
Cash pledged:
Futures contracts	1,285,798
Centrally cleared swaps	1,147,230
Foreign currency at value (cost — $3,889,384)	3,905,215
Receivables:
TBA sale commitments	9,495,719
Investments sold	2,767,514
Interest — unaffiliated	2,139,488
Capital shares sold	718,553
Variation margin on futures contracts	99,633
Options written	20,043
Swaps	7,005
Dividends — unaffiliated	5,183
Dividends — affiliated	3,907
Principal paydowns	2,147
Swap premiums paid	177,345
Interest rate caps premiums paid	16,104
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,782,990
OTC derivatives	53,921
Prepaid expenses	42,788
Other assets	758

Total assets	242,722,460

Liabilities
Bank overdraft	137,243
Reverse repurchase agreements	43,593,034
Borrowed bonds at value (proceeds — $9,669,246)	9,786,436
TBA sale commitments at value (proceeds — $9,495,719)	9,454,662
Options written at value (premiums received — $194,460)	107,367
Payables:
Investments purchased	17,550,802
Capital shares redeemed	568,682
Income dividends	191,471
Variation margin on centrally cleared swaps	135,876
Variation margin on futures contracts	29,997
Interest expense	24,566
Service and distribution fees	21,870
Investment advisory fees	19,650
Options written	11,544
Officer’s and Directors’ fees	1,324
Other affiliates	1,099
Other accrued expenses	201,762
Swap premiums received	297,534
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,500,040
OTC derivatives	188,956
Interest rate caps	6,424

Total liabilities	83,830,339

Net Assets	$158,892,121

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	37

Consolidated Statement of Assets and Liabilities (concluded)

June 30, 2017 (Unaudited)

Net Assets Consist of
Paid-in capital	$160,685,075
Distributions in excess of net investment income	(965,261)
Accumulated net realized loss	(4,063,043)
Net unrealized appreciation (depreciation)	3,235,350

Net Assets	$158,892,121

Net Asset Value
Institutional — Based on net assets of $70,274,285 and 11,762,958 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.97

Investor A — Based on net assets of $60,934,404 and 10,204,307 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.97

Investor C — Based on net assets of $10,479,154 and 1,755,883 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.97

Investor C1 — Based on net assets of $700,501 and 117,416 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.97

Class K — Based on net assets of $16,503,777 and 2,763,103 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.97

See Notes to Consolidated Financial Statements.

38	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Consolidated Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Interest — unaffiliated	$3,359,736
Dividends — unaffiliated	38,310
Dividends — affiliated	27,723
Foreign taxes withheld	(17,603)

Total investment income	3,408,166

Expenses
Investment advisory	428,323
Service and distribution — class specific	146,001
Transfer agent — class specific	124,781
Professional	98,045
Custodian	68,087
Registration	56,696
Printing	36,541
Accounting services	17,098
Officer and Directors	10,630
Miscellaneous	11,238

Total expenses excluding interest expense and fees	997,440
Interest expense and fees	196,625

Total expenses	1,194,065
Less:
Fees waived by the Manager	(263,371)
Transfer agent fees reimbursed — class specific	(85,705)

Total expenses after fees waived and/or reimbursed	844,989

Net investment income	2,563,177

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(35,088)
Investments — affiliated	39,363
Futures contracts	(1,910,514)
Forward foreign currency exchange contracts	285,077
Foreign currency transactions	669,644
Borrowed bonds	(20,489)
Options written	279,686
Swaps	(215,307)

(907,628)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	5,310,042
Investments — affiliated	10,694
Futures contracts	134,629
Forward foreign currency exchange contracts	396,538
Foreign currency translations	40,742
Options written	583,394
Swaps	409,265
Interest rate caps	(6,424)
Borrowed bonds	(276,378)

6,602,502

Net realized and unrealized gain	5,694,874

Net Increase in Net Assets Resulting from Operations	$8,258,051

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	39

Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,
Increase (Decrease) in Net Assets:		2016

Operations
Net investment income	$2,563,177	$3,458,133
Net realized gain (loss)	(907,628)	1,915,669
Net change in unrealized appreciation (depreciation)	6,602,502	(1,232,176)

Net increase in net assets resulting from operations	8,258,051	4,141,626

Distributions to Shareholders[1]
From net investment income:
Institutional	(1,224,338)	(1,585,932)
Investor A	(863,727)	(1,508,656)
Investor C	(123,372)	(238,589)
Investor C1	(25,125)	(62,669)
Class K	(250,425)	(55,552)

Decrease in net assets resulting from distributions to shareholders	(2,486,987)	(3,451,398)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(20,000,303)	71,153,219

Net Assets
Total increase (decrease) in net assets	(14,229,239)	71,843,447
Beginning of period	173,121,360	101,277,913

End of period	$158,892,121	$173,121,360

Distributions in excess of net investment income, end of period	$(965,261)	$(1,041,451)

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Consolidated Financial Statements.

40	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Consolidated Statement of Cash Flows

Six Months Ended June 30, 2017 (Unaudited)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$8,258,051
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns	420,647,864
Purchases of long-term investments	(407,749,540)
Net proceeds from sales of short-term securities	1,231,682
Amortization of premium and accretion of discount on investments	481,475
Payments for borrowed bonds	(4,680,254)
Proceeds from borrowed bonds	6,088,802
Premiums paid on closing options written	(539,690)
Premiums received from options written	694,728
Net realized gain on investments, options written and borrowed bonds	(496,554)
Net unrealized gain on investments, options written and borrowed bonds	(5,903,717)
(Increase) Decrease in Assets:
Cash pledged:
Collateral — OTC derivatives	923,000
Futures contracts	(488,000)
Centrally cleared swaps	244,000
Receivables:
Dividends — unaffiliated	11,425
Dividends — affiliated	9,540
Interest — unaffiliated	(746,328)
Swaps	(7,005)
Variation margin on futures contracts	(79,567)
Swap premiums paid	570,084
Interest rate caps premiums paid	(16,104)
Prepaid expenses	27,609
Other assets	1,143
Increase (Decrease) in Liabilities:
Cash received as collateral for OTC derivatives	(100,000)
Payables:
Swaps	(300)
Investment advisory fees	(10,506)
Interest expense	43,637
Officer’s and Directors’ fees	(2,300)
Other affiliates	460
Other accrued expenses	(2,722)
Service and distribution fees	(4,980)
Variation margin on futures contracts	(58,107)
Variation margin on centrally cleared swaps	89,886
Swap premiums received	229,451

Net cash provided by operating activities	18,667,163

Cash Used for Financing Activities
Cash dividends paid to shareholders	(733,652)
Increase in bank overdraft	137,243
Payments on redemption of capital shares	36,220,870
Proceeds from issuance of capital shares	(57,276,957)
Net borrowing of reverse repurchase agreements	1,381,019

Net cash used for financing activities	(20,271,477)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$6,958

Cash and Foreign Currency
Net decrease in cash and foreign currency at value	(1,597,356)
Cash and foreign currency at value at beginning of period	5,502,571

Cash and foreign currency at value at end of period	$3,905,215

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$191,500

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends and distributions paid to shareholders	$1,737,118

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	41

Financial Highlights

	Institutional
	Six Months Ended June 30, 2017 (Unaudited)[1]		Year Ended December 31,
			2016[1]		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$5.78		$5.65		$6.27	$6.30	$6.34	$6.01

Net investment income[2]	0.09		0.16		0.08	0.10	0.16	0.20
Net realized and unrealized gain (loss)	0.19		0.13		(0.37)	(0.03)	(0.05)	0.31

Net increase (decrease) from investment operations	0.28		0.29		(0.29)	0.07	0.11	0.51

Distributions:[3]
From net investment income	(0.09)		(0.16)		(0.31)	(0.10)	(0.10)	(0.18)
From return of capital	—		—		(0.02)	—	—	—
In excess of net investment income	—		—		—	—	(0.05)[4]	—

Total distributions	(0.09)		(0.16)		(0.33)	(0.10)	(0.15)	(0.18)

Net asset value, end of period	$5.97		$5.78		$5.65	$6.27	$6.30	$6.34

Total Return[5]
Based on net asset value	4.87%	[6]	5.06%		(4.69)%	1.11%	1.84%	8.67%

Ratios to Average Net Assets
Total expenses	1.20%	[7,8]	1.23%	[8]	1.18%	1.06%	1.08%	1.06%

Total expenses after fees waived and/or reimbursed	0.82%	[7,8]	0.83%	[8]	0.89%	0.97%	0.97%	1.02%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.59%	[7,8]	0.67%	[8]	0.88%	0.97%	0.97%	1.02%

Net investment income	3.14%	[7,8]	2.75%	[8]	1.26%	1.65%	2.52%	3.21%

Supplemental Data
Net assets, end of period (000)	$70,274		$77,432		$23,843	$23,108	$20,820	$24,368

Portfolio turnover rate	203%	[9]	396%	[9]	477% [9]	147%	144%	68%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Excludes 0.01% and 0.02% for the six months ended June 30, 2017 and the year ended December 31, 2016, respectively, of expenses incurred indirectly as a result of investments in underlying funds.

[9]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,
		2016	2015

Portfolio turnover (excluding MDRs)	164%	334%	401%

See Notes to Consolidated Financial Statements.

42	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Financial Highlights (continued)

	Investor A
	Six Months Ended June 30, 2017 (Unaudited)[1]		Year Ended December 31,
			2016[1]		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$5.77		$5.64		$6.26	$6.30	$6.34	$6.01

Net investment income[2]	0.08		0.14		0.06	0.09	0.14	0.18
Net realized and unrealized gain (loss)	0.20		0.13		(0.37)	(0.04)	(0.04)	0.32

Net increase (decrease) from investment operations	0.28		0.27		(0.31)	0.05	0.10	0.50

Distributions:[3]
From net investment income	(0.08)		(0.14)		(0.29)	(0.09)	(0.09)	(0.17)
From return of capital	—		—		(0.02)	—	—	—
In excess of net investment income	—		—		—	—	(0.05)[4]	—

Total distributions	(0.08)		(0.14)		(0.31)	(0.09)	(0.14)	(0.17)

Net asset value, end of period	$5.97		$5.77		$5.64	$6.26	$6.30	$6.34

Total Return[5]
Based on net asset value	4.92%	[6]	4.80%		(4.92)%	0.72%	1.62%	8.44%

Ratios to Average Net Assets
Total expenses	1.51%	[7,8]	1.52%	[8]	1.40%	1.29%	1.30%	1.27%

Total expenses after fees waived and/or reimbursed	1.07%	[7,8]	1.09%	[8]	1.13%	1.19%	1.19%	1.23%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.84%	[7,8]	0.93%	[8]	1.12%	1.19%	1.19%	1.23%

Net investment income	2.94%	[7,8]	2.40%	[8]	1.00%	1.44%	2.28%	3.00%

Supplemental Data
Net assets, end of period (000)	$60,934		$64,040		$59,339	$82,638	$71,968	$68,031

Portfolio turnover rate	203%	[9]	396%	[9]	477% [9]	147%	144%	68%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Excludes 0.01% and 0.02% for the six months ended June 30, 2017 and the year ended December 31, 2016, respectively, of expenses incurred indirectly as a result of investments in underlying funds.

[9]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,
		2016	2015

Portfolio turnover (excluding MDRs)	164%	334%	401%

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	43

Financial Highlights (continued)

	Investor C
	Six Months Ended June 30, 2017 (Unaudited)[1]		Year Ended December 31,
			2016[1]		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$5.77		$5.64		$6.26	$6.30	$6.34	$6.01

Net investment income[2]	0.06		0.10		0.02	0.04	0.10	0.14
Net realized and unrealized gain (loss)	0.20		0.13		(0.37)	(0.04)	(0.05)	0.31

Net increase (decrease) from investment operations	0.26		0.23		(0.35)	—	0.05	0.45

Distributions:[3]
From net investment income	(0.06)		(0.10)		(0.25)	(0.04)	(0.06)	(0.12)
From return of capital	—		—		(0.02)	—	—	—
In excess of net investment income	—		—		—	—	(0.03)[4]	—

Total distributions	(0.06)		(0.10)		(0.27)	(0.04)	(0.09)	(0.12)

Net asset value, end of period	$5.97		$5.77		$5.64	$6.26	$6.30	$6.34

Total Return[5]
Based on net asset value	4.54%	[6]	4.02%		(5.65)%	(0.04)%	0.84%	7.59%

Ratios to Average Net Assets
Total expenses	2.35%	[7,8]	2.35%	[8]	2.23%	2.09%	2.10%	2.07%

Total expenses after fees waived and/or reimbursed	1.82%	[7,8]	1.84%	[8]	1.89%	1.96%	1.95%	2.02%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.59%	[7,8]	1.68%	[8]	1.88%	1.96%	1.95%	2.02%

Net investment income	2.17%	[7,8]	1.64%	[8]	0.25%	0.70%	1.55%	2.21%

Supplemental Data
Net assets, end of period (000)	$10,479		$13,404		$14,326	$17,687	$19,944	$24,748

Portfolio turnover rate	203%	[9]	396%	[9]	477% [9]	147%	144%	68%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Excludes 0.01% and 0.02% for the six months ended June 30, 2017 and the year ended December 31, 2016, respectively, of expenses incurred indirectly as a result of investments in underlying funds.

[9]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,
		2016	2015

Portfolio turnover (excluding MDRs)	164%	334%	401%

See Notes to Consolidated Financial Statements.

44	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Financial Highlights (continued)

	Investor C1
	Six Months Ended June 30, 2017 (Unaudited)[1]		Year Ended December 31,
			2016[1]		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$5.77		$5.64		$6.25	$6.29	$6.33	$6.00

Net investment income[2]	0.07		0.10		0.02	0.05	0.10	0.15
Net realized and unrealized gain (loss)	0.20		0.14		(0.36)	(0.05)	(0.04)	0.31

Net increase (decrease) from investment operations	0.27		0.24		(0.34)	—	0.06	0.46

Distributions:[3]
From net investment income	(0.07)		(0.11)		(0.25)	(0.04)	(0.07)	(0.13)
From return of capital	—		—		(0.02)	—	—	—
In excess of net investment income	—		—		—	—	(0.03)[4]	—

Total distributions	(0.07)		(0.11)		(0.27)	(0.04)	(0.10)	(0.13)

Net asset value, end of period	$5.97		$5.77		$5.64	$6.25	$6.29	$6.33

Total Return[5]
Based on net asset value	4.64%	[6]	4.23%		(5.37)%	0.07%	0.95%	7.81%

Ratios to Average Net Assets
Total expenses	2.11%	[7,8]	2.12%	[8]	1.95%	1.84%	1.85%	1.84%

Total expenses after fees waived and/or reimbursed	1.61%	[7,8]	1.64%	[8]	1.77%	1.84%	1.85%	1.83%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.39%	[7,8]	1.48%	[8]	1.77%	1.84%	1.85%	1.83%

Net investment income	2.31%	[7,8]	1.73%	[8]	0.36%	0.82%	1.63%	2.41%

Supplemental Data
Net assets, end of period (000)	$701		$2,873		$3,670	$5,660	$7,166	$9,552

Portfolio turnover rate	203%	[9]	396%	[9]	477% [9]	147%	144%	68%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Excludes 0.01% and 0.02% for the six months ended June 30, 2017 and the year ended December 31, 2016, respectively, of expenses incurred indirectly as a result of investments in underlying funds.

[9]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,
		2016	2015

Portfolio turnover (excluding MDRs)	164%	334%	401%

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	45

Financial Highlights (concluded)

	Class K
	Six Months Ended June 30, 2017 (Unaudited)[1]		Year Ended December 31, 2016[1]		Period November 13, 2015[2] to December 31, 2015

Per Share Operating Performance
Net asset value, beginning of period	$5.77		$5.65		$5.66

Net investment income[3]	0.09		0.16		0.01
Net realized and unrealized gain (loss)	0.20		0.12		(0.01)

Net increase from investment operations	0.29		0.28		0.00

Distributions:[4]
From net investment income	(0.09)		(0.16)		—
From return of capital	—		—		(0.01)

Total distributions	(0.09)		(0.16)		(0.01)

Net asset value, end of period	$5.97		$5.77		$5.65

Total Return[5]
Based on net asset value	5.08%	[6]	4.93%		0.06%	[6]

Ratios to Average Net Assets
Total expenses	1.08%	[7,8]	1.02%	[8]	1.44%	[7]

Total expenses after fees waived and/or reimbursed	0.77%	[7,8]	0.71%	[8]	0.65%	[7]

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.54%	[7,8]	0.55%	[8]	0.65%	[7]

Net investment income	3.19%	[7,8]	2.83%	[8]	1.92%	[7]

Supplemental Data
Net assets, end of period (000)	$16,504		$15,372		$100

Portfolio turnover rate	203%	[9]	396%	[9]	477%	[9,10]

[1]	Consolidated Financial Highlights.

[2]	Commencement of operations.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Excludes 0.01% and 0.02% for the six months ended June 30, 2017 and the year ended December 31, 2016, respectively, of expenses incurred indirectly as a result of investments in underlying funds.

[9]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Period November 13, 2015[2] to December 31, 2015

Portfolio turnover (excluding MDRs)	164%	334%	401%

[10]	Portfolio turnover rate is representative of the portfolio for the entire year.

See Notes to Consolidated Financial Statements.

46	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Strategic Global Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as non-diversified. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Investor C1 Shares may be subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. Investor A, Investor C and Investor C1 Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Name	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None
Investor C1 Shares	No	No2	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

[2]

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of Strategic Global Bond Fund (Cayman) (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The accompanying Consolidated Schedule of Investments and consolidated financial statements of the Fund include the positions and accounts, respectively, of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity related instruments.

The following table shows a summary of the selected financial information of the Subsidiary included in the consolidated financial statements:

Strategic Global Bond Fund (Cayman)
Consolidated Statement of Operations
Net realized gain (loss) from:
Investments — unaffiliated	$60,713
Options written	(53,593)

7,120

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	50,893
Options written	(60,311)

Net realized and unrealized gain (loss)	$(9,418)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,298)

Consolidated Statement of Changes in Net Assets
Net realized gain (loss)	$7,120
Net change in unrealized appreciation (depreciation)	(9,418)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,298)

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	47

Notes to Financial Statements (continued)

under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., To-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, the Fund has capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Consolidated Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Consolidated Statement of Cash Flows.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

48	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)

Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

Through May 31, 2016, the Fund had an arrangement with its custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Fund no longer earns credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	49

Notes to Financial Statements (continued)

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)      recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)     recapitalizations and other transactions across the capital structure; and

(iii)    market multiples of comparable issuers.

Income approach

(i)      future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)     quoted prices for similar investments or assets in active markets; and

(iii)    other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)      audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)     changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)    relevant news and other public sources; and

(iv)    known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

50	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”), there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	51

Notes to Financial Statements (continued)

loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Warrants: Warrants entitle the Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Typically, the Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund is not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

52	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and the Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Consolidated Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for the use of the security by the counterparty, which may result in interest income to the Fund.

For the six months ended June 30, 2017, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $42,899,212 and 0.80%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With borrowed bond agreements and reverse repurchase transactions, typically the Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bonds Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest[2]	Net Amount before Collateral	Non-cash Collateral Received	Cash Collateral Received[3]	Fair Value Non-cash Collateral Pledged Including Accrued Interest	Cash Collateral Pledged	Net Collateral (Received)/ Pledged[3]	Net Exposure Due (to)/from Counterparty[4]
Barclays Bank PLC	$633,223	$(1,066,682)	$(653,776)	$(1,087,235)	—	—	$1,087,235	—	—	—
BNP Paribas	2,488,351	—	(2,443,938)	44,413	—	—	—	—	—	$44,413
Citigroup Global Markets	5,189,743	(23,436,556)	(5,109,117)	(23,355,930)	—	—	23,355,930	—	—	—
Credit Suisse Securities (USA) LLC	1,604,344	(12,434,413)	(1,604,171)	(12,434,240)	—	—	12,434,240	—	—	—
Deutsche Bank Securities Inc.	—	(6,655,383)	—	(6,655,383)	—	—	6,595,130	—	—	(60,253)

Total	$9,915,661	$(43,593,034)	$(9,811,002)	$(43,488,375)	—	—	$43,472,535	—	—	$(15,840)

[1]	Included in Investments at value-unaffiliated in the Consolidated Statement of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $24,566 which is included in interest expense payable in the Consolidated Statement of Assets and Liabilities.

[3]

Net collateral with a value of $44,203,108 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

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Notes to Financial Statements (continued)

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Consolidated Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

54	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

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Notes to Financial Statements (continued)

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or make[s] a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Contracts entered into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform

56	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)

under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.50%
$1 Billion — $3 Billion	0.47%
$3 Billion — $5 Billion	0.45%
$5 Billion — $10 Billion	0.44%
Greater than $10 Billion	0.43%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BIL and BRS, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

	Investor A	Investor C	Investor C1
Distribution Fee	—	0.75%	0.55%
Service Fee	0.25%	0.25%	0.25%

For the six months ended June 30, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Investor C1	Total
$76,480	$60,212	$9,309	$146,001

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2017, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent— class specific in the Consolidated Statement of Operations:

Institutional	$3

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended June 30, 2017, the Fund

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Notes to Financial Statements (continued)

reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$660	$868	$165	$4	$6	$1,703

For the six months ended June 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$49,023	$56,247	$16,427	$3,046	$38	$124,781

Other Fees: For the six months ended June 30, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $1,838.

For the six months ended June 30, 2017, affiliates received CDSCs as follows:

Investor A	Investor C
$1,282	$858

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amounts waived were $692.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective April 28, 2017, the waiver became contractual through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2017, the Fund waived $3,090 in investment advisory fees pursuant to these arrangements.

For the six months ended June 30, 2017, the Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations. The reimbursements were $900.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitations”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Investor C1	Class K
0.59%	0.84%	1.59%	1.39%	0.54%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2018, unless approved by the Board, including a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For six months ended June 30, 2017, the Manager waived and/or reimbursed $259,589, which is included in fees waived by the Manager in the Consolidated Statement of Operations.

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as transfer agent fees waived — class specific, in the Consolidated Statement of Operations. For the six months ended June 30, 2017, class specific waivers were as follows:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$29,058	$41,006	$13,258	$2,345	$38	$85,705

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding

58	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)

principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or Directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Directors in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
$445,404	$5,933	$(15)

7. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$333,560,422	$297,009,447
U.S. Government Securities	$84,771,779	$132,603,365

For the six months ended June 30, 2017, purchases and sales related to mortgage dollar rolls were $80,262,010 and $80,261,086, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of December 31, 2016, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2017	$150,434
2018	1,131,250

Total	$1,281,684

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$217,367,510

Gross unrealized appreciation	$4,371,140
Gross unrealized depreciation	(2,687,531)

Net unrealized appreciation	$1,683,609

9. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the

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Notes to Financial Statements (continued)

date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Fund did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

60	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,587,918	$26,968,723	14,914,154	$88,430,001
Shares issued in reinvestment of distributions	145,635	862,700	176,886	1,052,015
Shares redeemed	(6,377,613)	(37,622,834)	(5,907,507)	(35,055,316)

Net increase (decrease)	(1,644,060)	$(9,791,411)	9,183,533	$54,426,700

Investor A
Shares sold	1,265,645	$7,469,213	4,620,251	$27,491,452
Shares issued in reinvestment of distributions	125,633	743,820	215,840	1,280,687
Shares redeemed	(2,280,261)	(13,408,937)	(4,261,419)	(25,288,957)

Net increase (decrease)	(888,983)	$(5,195,904)	574,672	$3,483,182

Investor C
Shares sold	114,030	$671,130	633,776	$3,789,093
Shares issued in reinvestment of distributions	18,642	110,233	34,042	202,022
Shares redeemed	(699,823)	(4,126,264)	(884,859)	(5,200,047)

Net decrease	(567,151)	$(3,344,901)	(217,041)	$(1,208,932)

Investor C1
Shares sold	1,856	$10,933	18,847	$112,965
Shares issued in reinvestment of distributions	2,408	14,215	6,430	38,121
Shares redeemed	(384,991)	(2,281,808)	(178,306)	(1,052,705)

Net decrease	(380,727)	$(2,256,660)	(153,029)	$(901,619)

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	61

Notes to Financial Statements (concluded)

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class K
Shares sold	101,290	$590,775	2,648,886	$15,380,630
Shares issued in reinvestment of distributions	1,038	6,150	424	2,480
Shares redeemed	(1,419)	(8,352)	(4,784)	(29,222)

Net increase	100,909	$588,573	2,644,526	$15,353,888

Total Net Increase (Decrease)	(3,380,012)	$(20,000,303)	12,032,661	$71,153,219

At June 30, 2017, the amount of Class K shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund, was 17,668.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

62	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Strategic Global Bond Fund, Inc. (the “Fund”) met in person on April 6, 2017 (the “April Meeting”) and May 9-10, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and (a) BlackRock International Limited and (b) BlackRock (Singapore) Limited (together, the “Sub-Advisors”), with respect to the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock”. The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; and (g) sales and redemption data regarding the Fund’s shares.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	63

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Fund, each for a one-year term ending June 30, 2018. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

64	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the second, third, and second quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed the Fund’s underperformance during the three-year period.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on October 14, 2016.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	65

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2018, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Fund, for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

66	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Officers and Directors

Robert M. Hernandez, Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Henry Gabbay, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Roberta Cooper Ramo, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02111	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Sub-Advisers BlackRock International Limited Edinburgh EH3 8BL United Kingdom BlackRock (Singapore) Limited 079912 Singapore	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	67

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

68	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2017	69

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SGB-6/17-SAR

Item 2	– Code of Ethics – Not Applicable to this semi-annual report

Item 3	– Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	– Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	– Audit Committee of Listed Registrants – Not Applicable

Item 6	– Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	– Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

Companies – Not Applicable

Item 8	– Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	– Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated

Purchasers – Not Applicable

Item 10	– Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11	– Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	– Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Strategic Global Bond Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: September 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: September 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: September 5, 2017

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